                             AIM HIGH YIELD FUND II
                                 A PORTFOLIO OF
                        AIM INVESTMENT SECURITIES FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                                  March 31, 2003

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM High Yield Fund II ("High Yield II") with AIM High Yield Fund ("High Yield Fund"). High Yield II and High Yield Fund are investment portfolios of AIM Investment Securities Funds ("AIS").

     High Yield II and High Yield Fund have the same investment objective and both invest at least 80% of their net assets in non-investment grade debt securities, i.e., "junk bonds." The two funds currently hold many of the same securities. A I M Advisors, Inc. serves as the investment adviser to High Yield II and High Yield Fund. High Yield Fund is significantly larger than High Yield II and High Yield Fund has provided better recent performance for its shareholders than High Yield II. In addition, the total operating expenses of High Yield Fund are lower than those of High Yield II. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance history of High Yield II and High Yield Fund. You should review the enclosed materials carefully.

     Shareholders of High Yield II are being asked to approve an Agreement and Plan of Reorganization for High Yield II between AIM Investment Securities Funds and A I M Advisors, Inc., that will govern the reorganization of High Yield II into High Yield Fund. After careful consideration, the Board of Trustees of AIS has unanimously approved the proposal and recommends that you vote FOR the proposal.

     Please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify AIS by calling 1-800-952-3502.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares. You may also vote your shares by telephone or on the internet at http://www.aiminvestments.com by following the instructions that appear on the enclosed proxy materials.

                                          Sincerely,

                                          /s/ ROBERT H. GRAHAM

                                          ROBERT H. GRAHAM
                                          Chairman

                             AIM HIGH YIELD FUND II
                                 A PORTFOLIO OF
                        AIM INVESTMENT SECURITIES FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 4, 2003

TO THE SHAREHOLDERS OF AIM HIGH YIELD FUND II:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of AIM High Yield Fund II ("High Yield II"), an investment portfolio of AIM Investment Securities Funds ("AIS"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on June 4, 2003, at 3:00 p.m., Central Time, for the following purposes:

          1. To approve an Agreement and Plan of Reorganization (the "Agreement") between AIS, acting on behalf of High Yield II and AIM High Yield Fund ("High Yield Fund"), and A I M Advisors, Inc. The Agreement provides for the combination of High Yield II with High Yield Fund (the "Reorganization"). Pursuant to the Agreement, all of the assets of High Yield II will be transferred to High Yield Fund. High Yield Fund will assume all of the liabilities of High Yield II, and AIS will issue Class A shares of High Yield Fund to High Yield II's Class A shareholders, Class B shares of High Yield Fund to High Yield II's Class B shareholders, and Class C shares of High Yield Fund to High Yield II's Class C shareholders. The value of each High Yield II shareholder's account with High Yield Fund immediately after the Reorganization will be the same as the value of such shareholder's account with High Yield II immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

          2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on March 10, 2003, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO PROMPTLY EXECUTE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF AIS. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEB SITE ESTABLISHED FOR THAT PURPOSE OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF AIS OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          /s/ CAROL F. RELIHAN
                                          CAROL F. RELIHAN
                                          Senior Vice President and Secretary

March 31, 2003

                             AIM HIGH YIELD FUND II
                              AIM HIGH YIELD FUND
                              EACH A PORTFOLIO OF
                        AIM INVESTMENT SECURITIES FUNDS
                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                             DATED: MARCH 31, 2003

     This document is being furnished in connection with a special meeting of shareholders of AIM High Yield Fund II ("High Yield II"), an investment portfolio of AIM Investment Securities Funds ("AIS"), a Delaware statutory trust, to be held on June 4, 2003, at 3:00 p.m., Central Time (the "Special Meeting"). At the Special Meeting, the shareholders of High Yield II will be asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") between AIS, acting on behalf of High Yield II and AIM High Yield Fund ("High Yield Fund"), and A I M Advisors, Inc. ("AIM Advisors"). The Agreement provides for the combination of High Yield II with High Yield Fund (the "Reorganization"). THE BOARD OF TRUSTEES OF AIS HAS UNANIMOUSLY APPROVED THE AGREEMENT AND THE REORGANIZATION AS BEING IN THE BEST INTERESTS OF THE SHAREHOLDERS OF HIGH YIELD II.

     High Yield Fund is also an investment portfolio of AIS, an open-end, series management investment company. Pursuant to the Agreement, all of the assets of High Yield II will be transferred to High Yield Fund, High Yield Fund will assume all of the liabilities of High Yield II, and AIS will issue Class A shares of High Yield Fund to High Yield II's Class A shareholders, Class B shares of High Yield Fund to High Yield II's Class B shareholders, and Class C shares of High Yield Fund to High Yield II's Class C shareholders. The value of each High Yield II shareholder's account with High Yield Fund immediately after the Reorganization will be the same as the value of such shareholder's account with High Yield II immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     The investment objectives of High Yield II and High Yield Fund are the same. Both funds seek to achieve a high level of current income. In addition, both funds seek to achieve their investment objective by investing at least 80% of their net assets in non-investment grade debt securities, i.e., "junk bonds." See "Comparison of Investment Objectives, Policies and Restrictions."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a High Yield II shareholder should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectuses for High Yield II, dated December 2, 2002, as supplemented February 14, 2003, and High Yield Fund, dated December 2, 2002, together with the related Statement of Additional Information, dated December 2, 2002, as supplemented January 24, 2003 and February 14, 2003, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. A copy of the current prospectus of High Yield Fund is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statement of additional information described above, material incorporated by reference, and other information about AIS. These documents are also available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling 1-800-454-0327. Additional information about High Yield II and High Yield Fund may also be obtained on the internet at http://www.aiminvestments.com.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                            EXCHANGE COMMISSION NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                                    OF THIS
  PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

(AIM INVESTMENTS LOGO APPEARS HERE)
--Servicemark--
                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
SYNOPSIS....................................................    1
  The Reorganization........................................    1
  Reasons for the Reorganization............................    2
  Comparison of High Yield Fund and High Yield II...........    2
RISK FACTORS................................................    7
  Comparative Risks.........................................    7
  Risks Associated with High Yield Fund.....................    7
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND
  RESTRICTIONS..............................................    7
  Investment Objectives.....................................    7
  Investment Policies.......................................    8
  High Yield Fund Portfolio Management......................    9
  Management's Discussion and Analysis of Fund
     Performance............................................    9
FINANCIAL HIGHLIGHTS........................................   10
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................   13
  Terms of the Reorganization...............................   13
  The Reorganization........................................   13
  Board Considerations......................................   13
  Other Terms...............................................   14
  Federal Income Tax Consequences...........................   15
  Accounting Treatment......................................   15
ADDITIONAL INFORMATION ABOUT HIGH YIELD FUND................   15
RIGHTS OF SHAREHOLDERS......................................   16
OWNERSHIP OF HIGH YIELD FUND AND HIGH YIELD II SHARES.......   16
  Significant Holders.......................................   16
  Share Ownership by Executive Officers and Trustees........   17
CAPITALIZATION..............................................   18
LEGAL MATTERS...............................................   19
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   19

APPENDIX I..................................Agreement and Plan of Reorganization

APPENDIX II....................................Prospectus of AIM High Yield Fund

APPENDIX III..........AIM High Yield Fund Discussion and Analysis of Performance

     The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by AIS's Board of Trustees for use at the special meeting of shareholders of High Yield II to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on June 4, 2003, at 3:00 p.m., Central Time (such meeting and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR approval of the Agreement and in accordance with management's recommendation on other matters.

     The presence in person or by proxy of one-third of the outstanding shares of High Yield II entitled to vote at the Special Meeting will constitute a quorum.

     At the special meeting, approval of the Agreement requires the affirmative vote of a majority of the votes cast by the shareholders of High Yield II.

     Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AIS. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on March 10, 2003 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding 5,724,486.00 Class A shares, 7,277,084.87 Class B shares and 1,494,995.47 Class C shares of High Yield II. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     AIS has engaged the services of Georgeson Shareholder Communications, Inc. ("GSC") to assist it in the solicitation of the proxies for the Special Meeting. AIS expects to solicit proxies principally by mail, but AIS or GSC may also solicit proxies by telephone, facsimile or personal interview. AIS's officers will not receive any additional or special compensation for any such solicitation. The cost of shareholder solicitation is anticipated to be approximately $8,350. High Yield II and High Yield Fund will bear their own costs and expenses incurred in connection with the Reorganization.

     AIS intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about March 31, 2003.

                                    SYNOPSIS

THE REORGANIZATION

     The Reorganization will result in the combination of High Yield II with High Yield Fund. Both High Yield II and High Yield Fund are portfolios of AIS, a Delaware statutory trust.

     If shareholders of High Yield II approve the Agreement and other closing conditions are satisfied, all of the assets of High Yield II will be transferred to High Yield Fund, High Yield Fund will assume all of the liabilities of High Yield II, and AIS will issue Class A shares of High Yield Fund to High Yield II's Class A shareholders, Class B shares of High Yield Fund to High Yield II's Class B shareholders, and Class C shares of High Yield Fund to High Yield II's Class C shareholders. The shares of High Yield Fund issued in the Reorganization will have an aggregate net asset value equal to the value of High Yield II's net assets transferred to High Yield Fund. Shareholders will not pay any initial sales charge for shares of High Yield Fund received in connection with the Reorganization. The value of each shareholder's account with High Yield Fund immediately after the Reorganization will be the same as the value of such shareholder's account with High Yield II immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     AIS will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences" below.

REASONS FOR THE REORGANIZATION

     The Board of Trustees of AIS, including the independent trustees, has determined that the reorganization of High Yield II into High Yield Fund is in the best interests of both funds and their shareholders and that the interests of the shareholders of each fund will not be diluted as a result of the Reorganization.

     In evaluating the proposed Reorganization, the Board of Trustees considered a number of factors, including:

     - The investment objective and principal investment strategies of the funds.

     - The comparative expenses and performance of the two funds.

     - The consequences of the Reorganization for Federal income tax purposes.

     - Any fees or expenses that will be borne directly or indirectly by the funds in connection with the Reorganization.

     The Board of Trustees noted that the investment objective of both funds is to seek to achieve a high level of current income. Both funds seek to achieve their investment objective by investing at least 80% of their assets in non-investment grade debt securities, i.e. "junk bonds." As a result, as of December 31, 2002, approximately 91% of the total net assets of High Yield II were invested in securities also owned by High Yield Fund. The Board of Trustees noted that High Yield Fund is significantly larger than High Yield II, has recently provided a better return to shareholders and has lower management and other operating expenses than High Yield II.

     The Reorganization will be tax-free for Federal income tax purposes, and High Yield II will receive an opinion of counsel of Ballard Spahr Andrews & Ingersoll, LLP to that effect prior to the completion of the Reorganization. Each fund will bear its own expenses in connection with the transaction. The expenses incurred by High Yield II in connection with the preparation of this Proxy Statement/Prospectus and the solicitation of proxies are expected to be offset by the reduction in management fees and other operating expenses after the Reorganization.

     For additional information concerning the deliberations of the Board of Trustees on the Plan of Reorganization see "Additional Information About the Agreement -- Board Considerations."

COMPARISON OF HIGH YIELD FUND AND HIGH YIELD II

  INVESTMENT OBJECTIVE AND POLICIES

     High Yield Fund and High Yield II both seek to achieve a high level of current income by investing, normally, at least 80% of their assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds." In complying with this 80% investment requirement, the funds' investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the funds' direct investments, and may include futures and options.

     The funds consider a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Rating Services. The funds invest principally in junk bonds rated B or above by Moody's Investors Services, Inc. or Standard & Poor's Rating Services or deemed by the portfolio managers to be of comparable quality.

     Both funds may invest up to 25% of their total assets in foreign securities. High Yield II may invest up to 10% of its total assets in securities of issuers located in developing markets, i.e., those that are in the initial stage of their industrial cycles. High Yield Fund may invest in preferred stock, while High Yield II may invest up to 15% of its net assets in equity securities.

  INVESTMENT ADVISORY SERVICES

     AIM Advisors serves as investment adviser to High Yield Fund and High Yield II.

  PERFORMANCE

     Average annual total returns for the periods indicated for Class A shares of High Yield Fund and High Yield II, including sales charges, are shown below. Past performance cannot guarantee comparable future results.

HIGH YIELD FUND CLASS A SHARES(1)
(FOR THE PERIODS ENDED DECEMBER 31, 2002)                     1-YEAR   5-YEAR   10-YEAR
-----------------------------------------                     ------   ------   -------
Return Before Taxes.........................................  -14.64%   -9.49%    0.71%
Return After Taxes on Distributions.........................  -18.27%  -13.33%   -3.35%
Return After Taxes on Distributions and Sale of Fund
  Shares....................................................   -8.94%   -8.54%   -0.96%
Lehman Bros. High Yield Index(2)............................   -1.41%    0.38%    5.86%

---------------

(1) Inception date for High Yield Fund Class A shares is July 11, 1978.

(2) The Lehman Bros. High Yield Index is an index that includes all fixed-income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100,000,000 and at least one year to maturity.

HIGH YIELD II CLASS A SHARES(1)
(FOR THE PERIODS ENDED DECEMBER 31, 2002)                     1-YEAR   SINCE INCEPTION
-----------------------------------------                     ------   ---------------
Return Before Taxes.........................................  -17.18%       -4.36%
Return After Taxes on Distributions.........................  -20.28%       -8.45%
Return After Taxes on Distributions and Sale of Fund
  Shares....................................................  -10.48%       -4.97%
Lehman Bros. High Yield Index(2)............................   -1.41%        0.51%

---------------

(1) Inception date for High Yield II Class A shares is September 30, 1998.

(2) The Lehman Bros. High Yield Index is an index that includes all fixed-income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100,000,000 and at least one year to maturity.

     Additional information about the performance of High Yield Fund can be found in its Annual Report to Shareholders, relevant portions of which are attached as Appendix III.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

  EXPENSES

     A comparison of annual operating expenses expressed as a percentage of net assets ("Expense Ratios"), are shown below. The Expense Ratios are based on expenses incurred during the fiscal year ended July 31, 2002 for Class A, Class B and Class C shares of High Yield II and High Yield Fund. Pro forma estimated Expense Ratios of High Yield Fund giving effect to the Reorganization for the fiscal year end July 31, 2002 are also provided.

                              AIM HIGH YIELD FUND II              AIM HIGH YIELD FUND           PRO FORMA AIM HIGH YIELD FUND
                         --------------------------------   --------------------------------   --------------------------------
                         CLASS A        CLASS B   CLASS C   CLASS A        CLASS B   CLASS C   CLASS A        CLASS B   CLASS C
                         -------        -------   -------   -------        -------   -------   -------        -------   -------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum sales load
  imposed on purchase
  of shares (as a
  percentage of
  offering price)......   4.75%          None      None      4.75%          None      None      4.75%          None      None
Deferred Sales Load (as
  a percentage of
  original purchase
  price or redemption
  proceeds, as
  applicable)..........   None(1)(2)     5.00%     1.00%     None(1)(2)     5.00%     1.00%     None(1)(2)     5.00%     1.00%
ANNUAL FUND OPERATING
  EXPENSES (AS A
  PERCENTAGE OF AVERAGE
  NET ASSETS)(3)
Management Fees........   0.63%          0.63%     0.63%     0.52%          0.52%     0.52%     0.51%          0.51%     0.51%
Distribution and/or
  Service (12b-1)
  Fees.................   0.25%          1.00%     1.00%     0.25%          1.00%     1.00%     0.25%          1.00%     1.00%
Other Expenses.........   0.42%          0.42%     0.42%     0.30%          0.30%     0.30%     0.31%          0.31%     0.31%
Total Fund Operating
  Expenses.............   1.30%          2.05%     2.05%     1.07%          1.82%     1.82%     1.07%          1.82%     1.82%

---------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

  HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

     An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimate fees and expenses stated above, assuming a 5% annual return. The example also assumes that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower.

                                                        ONE    THREE    FIVE     TEN
                                                        YEAR   YEARS   YEARS    YEARS
                                                        ----   -----   ------   ------
AIM HIGH YIELD FUND II
  Class A shares(1)
     Assuming complete redemption at end of period:...  $601   $868    $1,154   $1,968
  Class B shares:
     Assuming complete redemption at end of
       period(2):.....................................  $708   $943    $1,303   $2,187
     Assuming no redemption:..........................   208    643     1,103    2,187
  Class C shares:
     Assuming complete redemption at end of
       period(2):.....................................  $308   $643    $1,103   $2,379
     Assuming no redemption:..........................   208    643     1,103    2,379
AIM HIGH YIELD FUND
  Class A shares(1):
     Assuming complete redemption at end of period:...  $579   $799    $1,037   $1,719
  Class B shares:
     Assuming complete redemption at end of
       period(2):.....................................  $685   $873    $1,185   $1,940
     Assuming no redemption:..........................   185    573       985    1,940
  Class C shares:
     Assuming complete redemption at end of
       period(2):.....................................  $285   $573    $  985   $2,137
     Assuming no redemption:..........................   185    573       985    2,137
COMBINED FUND
  Class A shares(1):
     Assuming complete redemption at end of period:...  $579   $799    $1,037   $1,719
  Class B shares:
     Assuming complete redemption at end of
       period(2):.....................................  $685   $873    $1,185   $1,940
     Assuming no redemption:..........................   185    573       985    1,940
  Class C shares:
     Assuming complete redemption at end of
       period(2):.....................................  $285   $573    $  985   $2,137
     Assuming no redemption:..........................   185    573       985    2,137

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of applicable CDSC.

     THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

     The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

  SALES CHARGES

     No sales charges are applicable to shares of High Yield Fund received in connection with the Reorganization.

     High Yield Fund Class A shares, which will be issued to High Yield II Class A shareholders pursuant to the Agreement, and High Yield II Class A shares are sold at net asset value plus an initial sales charge of 4.75%. High Yield Fund and High Yield II Class B Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. High Yield Fund and High Yield II Class C Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares are purchased.

     High Yield Fund and High Yield II pay A I M Distributors, Inc. ("AIM Distributors") fees at an annual rate of 0.25% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services. For more information about High Yield Fund, see the discussion under the heading "Shareholder Information-Distribution and Service (12b-1) Fees" in the High Yield Fund Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

  DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of High Yield Fund and High Yield II are both distributed by AIM Distributors. Purchase and redemption procedures are the same for both funds. Generally, shares of both funds may be exchanged for shares of other funds within The AIM Family of Funds--Registered Trademark-- of the same class.

  FURTHER INFORMATION

     Additional information concerning High Yield Fund is contained in this Proxy Statement/Prospectus and in the current prospectus for High Yield Fund that is attached hereto as Appendix II. Further information concerning High Yield II can be found in its prospectus which has been made part of this Proxy Statement/Prospectus by reference. See the cover page for information on how to receive further information.

                                  RISK FACTORS

COMPARATIVE RISKS

     High Yield Fund and High Yield II both invest at least 80% of their assets in non-investment grade debt securities, i.e., "junk bonds." Both funds consider a bond a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services. In addition, both funds will invest principally in junk bonds rated B or above by Moody's Investors Services, Inc. or Standard & Poor's Rating Services or deemed by the portfolio managers to be of comparable quality. Accordingly, many of the risks associated with an investment in High Yield Fund are the same as the risks associated with an investment in High Yield II.

     High Yield II may invest up to 15% of its net assets in equity securities and may invest up to 25% of the fund's total assets in foreign securities, including up to 10% of the fund's total assets in securities of issuers located in developing markets, i.e., those that are in the initial stages of their industrial cycles. High Yield Fund, on the other hand, may invest in preferred stock and may invest up to 25% of the fund's total assets in foreign securities, including up to 5% of the fund's total assets in securities of issuers located in developing markets.

     Although High Yield Fund may invest the same proportion of its total assets in foreign securities as High Yield II, it will not have as much exposure in developing markets. Thus, if the reorganization is consummated, shareholders of High Yield II will no longer be exposed, to the same extent, to the potential risks and benefits associated with investments in developing markets. Likewise, although High Yield Fund may invest in preferred stock, it will not invest in equity securities as High Yield II is permitted to do. Investors will not be exposed to the potential risks and benefits of High Yield II's ability to invest in equity securities, other than preferred stock.

RISKS ASSOCIATED WITH HIGH YIELD FUND

     There is a risk that you could lose all or a portion of your investment in High Yield Fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease; junk bonds are less sensitive to this risk than are higher-quality bonds. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     Compared to higher-quality securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuate in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about issuers, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     The investment objectives of High Yield Fund and High Yield II are the same. Both funds seek to achieve a high level of current income.

INVESTMENT POLICIES

     A description of the investment policies of each of High Yield Fund and High Yield II is provided below.

  HIGH YIELD FUND

     High Yield Fund seeks to meet its objective by investing, normally, at least 80% of its assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds." In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Rating Services. The fund will principally invest in junk bonds rated B or above by Moody's Investors Services, Inc. or Standard & Poor's Ratings Services or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

     Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

     In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, High Yield Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

  HIGH YIELD II

     High Yield II also seeks to meet its objective by investing, normally, at least 80% of its assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds." In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services. The fund will invest principally in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Rating Services or deemed by the portfolio managers to be of comparable quality. The fund may invest up to 15% of its net assets in equity securities. The fund also may invest up to 25% of its total assets in foreign securities, including up to 10% of the fund's total assets in securities of issuers located in developing markets, i.e. those that are in the initial stages of their industrial cycles. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

     Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of capital growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

     In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, High Yield II may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

     High Yield II may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

HIGH YIELD FUND PORTFOLIO MANAGEMENT

     After the Reorganization, AIM Advisors will continue to serve as investment adviser to High Yield Fund. The individuals who are primarily responsible for the management of High Yield Fund are:

     - Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

     - Peter Ehret, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was a director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp. where he was associated since 1992.

     - Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

     - Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

     - Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

     A discussion of the performance of High Yield Fund taken from its annual report to shareholders for the fiscal year ended July 31, 2002, is set forth in Appendix III to this Proxy Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

HIGH YIELD FUND

     Shown below are the financial highlights for High Yield Fund Class A and Class B shares for the fiscal years ended December 31, 1997 through 1999, for the period January 1, 2000 through July 31, 2000, and for the fiscal years ended July 31, 2001 and 2002; and for High Yield Fund Class C shares for the period August 4, 1997 through December 31, 1997, for the fiscal year ended December 31, 1998 and 1999, the period January 1, 2000 through July 31, 2000, and for the fiscal years ended July 31, 2001 and 2002. The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, AIS's independent accountants. Information prior to fiscal year 2001 was audited by other public accountants. The "Report of Independent Accountants" and financial statements included in High Yield Fund's annual report to shareholders for the fiscal year ended July 31, 2002, are hereby incorporated by reference into this Proxy Statement/Prospectus. High Yield Fund's annual report to shareholders, dated July 31, 2002, is available without charge upon request made to AIS at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                         HIGH YIELD FUND CLASS A SHARES

                                     YEAR ENDED JULY 31,       SEVEN MONTHS             YEAR ENDED DECEMBER 31,
                                  -------------------------        ENDED         --------------------------------------
                                    2002             2001      JULY 31, 2000        1999         1998           1997
                                  --------         --------    -------------     ----------   ----------     ----------
Net asset value, beginning of
  period........................  $   4.92         $   7.00     $     8.07       $     8.77   $    10.16     $     9.88
                                  --------         --------     ----------       ----------   ----------     ----------
Income from investment
  operations:
  Net investment income.........      0.49(a)          0.68           0.47             0.85         9.92           0.90
  Net gains (losses) on
    securities (both realized
    and unrealized).............     (1.19)           (2.03)         (1.03)           (0.66)       (1.40)          0.28
                                  --------         --------     ----------       ----------   ----------     ----------
        Total from investment
          operations............     (0.70)           (1.35)         (0.56)            0.19        (0.48)          1.18
                                  --------         --------     ----------       ----------   ----------     ----------
Less distributions:
  Dividends from net investment
    income......................     (0.52)           (0.69)         (0.49)           (0.87)       (0.91)         (0.90)
  Return of capital.............        --            (0.03)         (0.02)           (0.02)          --             --
  Distributions in excess of net
    investment income...........        --            (0.01)            --               --           --             --
                                  --------         --------     ----------       ----------   ----------     ----------
        Total distributions.....     (0.52)           (0.73)         (0.51)           (0.89)       (0.91)         (0.90)
                                  --------         --------     ----------       ----------   ----------     ----------
        Net asset value, end of
          period................  $   3.70         $   4.92     $     7.00       $     8.07   $     8.77     $    10.16
                                  ========         ========     ==========       ==========   ==========     ==========
Total return(b).................    (15.36)%         (19.98)%        (7.12)%           2.21%       (5.10)%        12.52%
Ratios/supplemental data:
  Net assets, end of period
    (000s omitted)..............  $417,974         $683,845     $1,056,453       $1,364,502   $1,670,863     $1,786,352
Ratio of expenses to average net
  assets........................      1.07%(c)         0.99%          0.93%(d)         0.92%        0.85%          0.90%
Ratio of net investment income
  to average net assets.........     11.15%(a)(c)     11.98%         10.79%(d)        10.06%        9.45%          9.08%
Portfolio turnover rate.........        59%              55%            23%              79%          76%            80%

---------------

(a) As required, effective, August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b) Includes adjustments in accordance with generally accepted accounting principals, does not include sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $591,471,201.

(d)  Annualized.

                         HIGH YIELD FUND CLASS B SHARES

                                      YEAR ENDED JULY 31,       SEVEN MONTHS            YEAR ENDED DECEMBER 31,
                                    ------------------------        ENDED        --------------------------------------
                                      2002            2001      JULY 31, 2000       1999          1998          1997
                                    --------        --------    -------------    ----------    ----------    ----------
Net asset value, beginning of
  period..........................  $   4.93        $   7.01     $     8.07      $     8.76    $    10.16    $     9.88
                                    --------        --------     ----------      ----------    ----------    ----------
Income from investment operations:
  Net investment income...........      0.45(a)         0.64           0.44            0.79          0.84          0.83
  Net gains (losses) on securities
    (both realized and
    unrealized)...................     (1.18)          (2.03)         (1.03)          (0.66)        (1.40)         0.28
                                    --------        --------     ----------      ----------    ----------    ----------
      Total from investment
        operations................     (0.73)          (1.39)         (0.59)           0.13         (0.56)         1.11
                                    --------        --------     ----------      ----------    ----------    ----------
Less distributions:
  Dividends from net investment
    income........................     (0.49)          (0.65)         (0.45)          (0.80)        (0.84)        (0.83)
  Return of capital...............        --           (0.03)         (0.02)          (0.02)           --            --
  Distributions in excess of net
    investment income.............        --           (0.01)            --              --            --            --
                                    --------        --------     ----------      ----------    ----------    ----------
      Total distributions.........     (0.49)          (0.69)         (0.47)          (0.82)        (0.84)        (0.83)
                                    --------        --------     ----------      ----------    ----------    ----------
Net asset value, end of period....  $   3.71        $   4.93     $     7.01      $     8.07    $     8.76    $    10.16
                                    ========        ========     ==========      ==========    ==========    ==========
Total return(b)...................    (15.99)%        (20.60)%        (7.49)%          1.46%        (5.90)%       11.71%
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)......................  $469,408        $756,704     $1,206,737      $1,559,864    $1,820,899    $1,647,801
  Ratio of expenses to average net
    assets........................      1.82%(c)        1.75%          1.69%(d)        1.68%         1.61%         1.65%
  Ratio of net investment income
    to average net assets.........     10.40%(a)(c)    11.22%         10.03%(d)        9.30%         8.69%         8.33%
  Portfolio turnover rate.........        59%             55%            23%             79%           76%           80%

---------------

(a) As required, effective, August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b) Includes adjustments in accordance with generally accepted accounting principals, does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $653,946,081.

(d)  Annualized.

                         HIGH YIELD FUND CLASS C SHARES

                                                                                                       AUGUST 4, 1997
                                                                                    YEAR ENDED          (DATE SALES
                                      YEAR ENDED JULY 31,     SEVEN MONTHS         DECEMBER 31         COMMENCED) TO
                                    -----------------------       ENDED        --------------------     DECEMBER 31,
                                     2002            2001     JULY 31, 2000      1999        1998           1997
                                    -------         -------   -------------    --------    --------   ----------------
Net asset value, beginning of
  period..........................  $  4.92         $  6.99     $   8.05       $   8.74    $  10.14       $ 10.04
                                    -------         -------     --------       --------    --------       -------
Income from investment operations:
  Net investment income...........     0.45(a)         0.65         0.44           0.78        0.82(b)        0.35
  Net gains (losses) on securities
    (both realized and
    unrealized)...................    (1.18)          (2.03)       (1.03)         (0.65)      (1.38)         0.10
                                    -------         -------     --------       --------    --------       -------
      Total from investment
        operations................    (0.73)          (1.38)       (0.59)          0.13       (0.56)         0.45
                                    -------         -------     --------       --------    --------       -------
Less distributions:
  Dividends from net investment
    income........................    (0.49)          (0.65)       (0.45)         (0.80)      (0.84)        (0.35)
  Return of capital...............       --           (0.03)       (0.02)         (0.02)         --            --
  Distributions in excess of net
    investment income.............       --           (0.01)          --             --          --            --
                                    -------         -------     --------       --------    --------       -------
      Total distributions.........    (0.49)          (0.69)       (0.47)         (0.82)      (0.84)        (0.35)
                                    -------         -------     --------       --------    --------       -------
Net asset value, end of period....  $  3.70         $  4.92     $   6.99       $   8.05    $   8.74       $ 10.14
                                    =======         =======     ========       ========    ========       =======
Total return(c)...................   (16.02)%        (20.52)%      (7.51)%         1.46%      (5.92)%        4.49%
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)......................  $50,060         $81,871     $110,297       $129,675    $113,246       $26,177
  Ratio of expenses to average net
    assets........................     1.82%(d)        1.75%        1.69%(e)       1.68%       1.61%         1.68%(e)
  Ratio of net investment income
    to average net assets.........    10.40%(a)(d)    11.22%       10.03%(e)       9.30%       8.69%         8.30%(e)
  Portfolio turnover rate.........       59%             55%          23%            79%         76%           80%

---------------

(a) As required, effective, August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)  Calculated using average shares outstanding.

(c) Includes adjustments in accordance with generally accepted accounting principals, does not include contingent deferred sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $68,328,710.

(e)  Annualized.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. The deliberations of the Board of Trustees concerning the Reorganization and significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     High Yield Fund will acquire all of the assets of High Yield II in exchange for shares of High Yield Fund and the assumption by High Yield Fund of all of the liabilities of High Yield II. Consummation of the Reorganization (the "Closing") is expected to occur on June 23, 2003 at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on June 20, 2003.

     At the Effective Time, all of the assets of High Yield II will be delivered to the Custodian for the account of High Yield Fund in exchange for the assumption by High Yield Fund of all the liabilities of any kind of High Yield II and delivery by AIS directly to (i) High Yield II Class A shareholders of a number of High Yield Fund Class A shares, (ii) High Yield II Class B shareholders of a number of High Yield Fund Class B shares, and (iii) High Yield II Class C shareholders of a number of High Yield Fund Class C shares, having an aggregate net asset value equal to the net value of the assets of High Yield II transferred.

BOARD CONSIDERATIONS

     The Board of Trustees of AIS determined that the proposed combination of High Yield II with High Yield Fund is in the best interests, and will not dilute the interests, of the shareholders of High Yield II or High Yield Fund, and recommends approval of the Agreement by the shareholders of High Yield II at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making their determination is provided below.

     At a meeting of the Board of Trustees held on February 6, 2003, AIM Advisors proposed that the Board of Trustees consider the Reorganization of High Yield II into High Yield Fund. The Trustees received from AIM Advisors written materials that described the structure and tax consequences of the proposed reorganization and contained information concerning High Yield II and High Yield Fund, including comparative historical total return and fee and expense information and a comparison of the investment objective and policies of the two funds.

     In considering the Reorganization, the Board of Trustees noted that the two funds have the same investment objective and that they both seek to achieve that objective by investing at least 80% of their assets in non investment grade debt securities, i.e. "junk bonds." As a result, at December 31, 2002, approximately 91% of the total net assets of High Yield II were invested in securities also held by High Yield.

     The combination of High Yield II and High Yield Fund was proposed by AIM Advisors because High Yield II has not attracted significant assets and because High Yield Fund has lower expenses than High Yield II.

     The Board of Trustees considered the performance of High Yield Fund Class A shares at net asset value in relation to the performance of High Yield II Class A shares at net asset value, noting that High Yield Fund has recently provided a better total return to its shareholders. For the one-year period ended December 31, 2002, High Yield Fund's total return was -10.38% as compared to -13.06% for High Yield II. The Board of Trustees also noted that High Yield II shareholders will benefit from High Yield Fund's lower operating expenses. The effective management fee rate that High Yield Fund pays to AIM Advisors is approximately 12 basis points lower than the effective management fee rate that High Yield II pays to AIM Advisors. In addition, the other operating expenses of High Yield Fund, expressed as a percentage of net assets, are lower than the other operating expenses of High Yield II. After the Reorganization, the total operating expenses for Class A, Class B and Class C shares of High Yield Fund are expected to be lower than the total operating expenses for High Yield II Class A, Class B and Class C shares, respectively by approximately 23 basis points.

     Each Fund has agreed to pay its own expenses in connection with the Reorganization. The expenses incurred by High Yield Fund are not expected to be material, and AIM Advisors noted that the expenses incurred by High Yield II in connection with preparation and mailing of this Proxy/Prospectus and the solicitation of proxies are expected to be offset by lower management fees and other operating expenses after the Reorganization.

     In addition, the Board of Trustees further noted that no initial sales or other charges will be imposed on any of the shares of High Yield Fund acquired by the shareholders of High Yield II in connection with the Reorganization. Finally, the Board of Trustees reviewed the proposed structure of the Reorganization. The Board of Trustees noted that High Yield II would be provided with an opinion of counsel that the Reorganization would be tax-free as to High Yield II and its shareholders.

     Based on the foregoing, and the information presented at its meeting on February 6, 2003, the Board of Trustees determined that the proposed Reorganization will not dilute the interests, and is in the best interest of, the shareholders of High Yield II and High Yield Fund in view of the above-mentioned factors. Therefore, the Board of Trustees recommended the approval of the Reorganization by the shareholders of High Yield II.

OTHER TERMS

     The Agreement may be amended without shareholder approval by AIS. If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     AIS has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of AIS pursuant to the Agreement with respect to High Yield II and High Yield Fund are subject to various conditions, including the following:

     - the assets of High Yield II to be acquired by High Yield Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by High Yield II immediately prior to the Reorganization;

     - AIS's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of High Yield II shall have approved the Agreement; and

     - AIS shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for High Yield Fund, High Yield II or their shareholders.

     The Board of Trustees of AIS may waive without shareholder approval any default by AIS with respect to High Yield Fund or any failure by AIS with respect to High Yield Fund to satisfy any of the conditions to AIS's obligations with respect to High Yield II as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of High Yield II. The Agreement may be terminated and the Reorganization may be abandoned by AIS at any time or in the event that High Yield II shareholders do not approve the Agreement or if the Closing does not occur before September 1, 2003.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by High Yield II upon the transfer of its assets to High Yield Fund;

     - no gain or loss will be recognized by any shareholder of High Yield II upon the exchange of shares of High Yield II solely for shares of High Yield Fund;

     - the tax basis of the shares of High Yield Fund to be received by a shareholder of High Yield II will be the same as the tax basis of the shares of High Yield II surrendered in exchange therefore;

     - the holding period of the shares of High Yield Fund to be received by a shareholder of High Yield II will include the holding period for which such shareholder held the shares of High Yield II exchanged therefore, provided that such shares of High Yield II are capital assets in the hands of such shareholder as of the Closing; and

     - the tax year of High Yield II will end on the date of the closing, and High Yield Fund will thereafter succeed to and take into account the capital loss carryover and certain other tax attributes of High Yield II, subject to all relevant conditions and limitations on the use of such tax benefits.

     AIS has not requested and will not request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to closing, BSA&I will render a favorable opinion to AIS as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of closing, of certain representations made by AIS upon which BSA&I will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of AIS are incorrect in any material respect.

     THE DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION PROVIDED ABOVE IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF HIGH YIELD II. HIGH YIELD II SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to High Yield Fund of the assets of High Yield II will be the same as the book cost basis of such assets to High Yield II.

                  ADDITIONAL INFORMATION ABOUT HIGH YIELD FUND

     For more information with respect to AIS and High Yield Fund concerning the following topics, please refer to the current prospectus of High Yield Fund as indicated: (i) "Investment Objective and Strategies," and "Fund Management" for further information regarding AIS and High Yield Fund; (ii) see "Investment Objective and Strategies," "Fund Management" and "Other Information" for further information regarding management of AIS and High Yield Fund; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of AIS and High Yield Fund and

(iv) see the discussion "Other Information" and "Shareholder Information" for further information regarding the purchase and redemption of shares of AIS and High Yield Fund.

     For more information with respect to AIS and High Yield II concerning the following topics, please refer to High Yield II Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AIS and High Yield II; (ii) see discussion in "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of AIS and High Yield II; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of AIS and High Yield II.

                             RIGHTS OF SHAREHOLDERS

     High Yield II and High Yield Fund are each separate series of shares of beneficial interest in AIS, a Delaware statutory trust. Since both funds are part of the same legal entity there are no material differences in shareholder's rights.

             OWNERSHIP OF HIGH YIELD FUND AND HIGH YIELD II SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of March 10, 2003, to the knowledge of AIS, owned 5% or more of any class of the outstanding shares of High Yield II:

                                 HIGH YIELD II

                                                                    NUMBER
                                                       CLASS OF   OF SHARES    PERCENT OWNED
NAME AND ADDRESS                                        SHARES      OWNED       OF RECORD*
----------------                                       --------   ----------   -------------
Merrill Lynch Pierce Fenner & Smith..................  Class B    751,516.43      10.33%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith..................  Class C    172,518.42      11.54%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

---------------

* AIS has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

     Listed below is the name, address and percent ownership of each person who as of March 10, 2003, to the knowledge of AIS, owned 5% or more of any class of the outstanding shares of High Yield Fund:

                                HIGH YIELD FUND

                                                                   NUMBER
                                                     CLASS OF    OF SHARES     PERCENT OWNED
NAME AND ADDRESS                                      SHARES       OWNED        OF RECORD*
----------------                                     --------   ------------   -------------
Merrill Lynch Pierce Fenner & Smith................  Class A    6,747,102.02       5.23%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484
Merrill Lynch Pierce Fenner & Smith................  Class B    9,740,894.57       8.24%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484
Smith Barney House Account.........................  Class B    8,973,536.53       7.59%
Attn: Cindy Tempesta
333 West 34th Street, 7th Floor
New York, NY 10001-2402
Merrill Lynch Pierce Fenner & Smith................  Class C    1,524,883.22      10.73%
FBO the Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484
Smith Barney House Account.........................  Class C    1,002,904.37       7.06%
Attn: Cindy Tempesta
333 West 34th Street, 7th Floor
New York, NY 10001-2402

---------------

* AIS has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SHARE OWNERSHIP BY EXECUTIVE OFFICERS AND TRUSTEES

     To the best of the knowledge of AIS, as of March 10, 2003 the ownership of shares of High Yield II by executive officers and trustees of AIS as a group constituted approximately 2.31% of the outstanding shares of the Class A shares of such fund and less than 1% of the outstanding shares of the Class B and C shares of such Fund. To the best of the knowledge of AIS, the ownership of shares of High Yield Fund by executive officers and trustees of AIS as a group constituted less than 1% of the outstanding shares of each class of such Fund as of March 10, 2003.

                                 CAPITALIZATION

     The following table sets forth as of January 31, 2003, (i) the capitalization of High Yield Fund Class A shares, High Yield Fund Class B shares, and High Yield Fund Class C shares, (ii) the capitalization of High Yield II Class A, Class B and Class C shares and the pro forma capitalization of High Yield Fund Class A, Class B and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

                       HIGH YIELD FUND AND HIGH YIELD II

                                                                               PRO FORMA HIGH
                                          HIGH YIELD II    HIGH YIELD FUND   YIELD FUND CLASS A
                                          CLASS A SHARES   CLASS A SHARES    SHARES AS ADJUSTED
                                          --------------   ---------------   ------------------
Net Assets..............................   $29,550,738      $448,205,383        $477,756,121
Shares Outstanding......................     5,438,201       119,152,776         127,006,348
Net Asset Value Per Shares..............   $      5.43      $       3.76        $       3.76

                                                                               PRO FORMA HIGH
                                          HIGH YIELD II    HIGH YIELD FUND   YIELD FUND CLASS B
                                          CLASS B SHARES   CLASS B SHARES    SHARES AS ADJUSTED
                                          --------------   ---------------   ------------------
Net Assets..............................   $38,862,498      $441,746,711        $480,609,209
Shares Outstanding......................     7,148,978       117,099,266         127,415,033
Net Asset Value Per Shares..............   $      5.44      $       3.77        $       3.77

                                                                               PRO FORMA HIGH
                                          HIGH YIELD II    HIGH YIELD FUND   YIELD FUND CLASS C
                                          CLASS C SHARES   CLASS C SHARES    SHARES AS ADJUSTED
                                          --------------   ---------------   ------------------
Net Assets..............................    $8,433,866       $51,168,695        $59,602,561
Shares Outstanding......................     1,552,984        13,611,712         15,854,452
Net Asset Value Per Shares..............    $     5.43       $      3.76        $      3.76

                                 LEGAL MATTERS

     Certain legal matters concerning AIS and its participation in the Reorganization, the issuance of shares of High Yield Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AIS has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AIS's registration statement containing the current prospectus and statement of additional information relating to both High Yield II and High Yield Fund is Registration No. 811-5686.

     AIS is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AIS (including the Registration Statement of AIS relating to High Yield Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding AIS and other registrants that file electronically with the SEC.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                             AIM HIGH YIELD FUND II
                            A SEPARATE PORTFOLIO OF
                        AIM INVESTMENT SECURITIES FUNDS
                                FEBRUARY 6, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1 DEFINITIONS.........................................................   I-1
SECTION 1.1.      Definitions.................................................   I-1

ARTICLE 2 TRANSFER OF ASSETS..................................................   I-3
SECTION 2.1.      Reorganization of High Yield Fund II........................   I-3
SECTION 2.2.      Computation of Net Asset Value..............................   I-4
SECTION 2.3.      Valuation Date..............................................   I-4
SECTION 2.4.      Delivery....................................................   I-4
SECTION 2.5.      Termination of Series.......................................   I-4
SECTION 2.6.      Issuance of High Yield Fund Shares..........................   I-4
SECTION 2.7.      Investment Securities.......................................   I-5
SECTION 2.8.      Liabilities.................................................   I-5

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF AIS/HYII..........................   I-5
SECTION 3.1.      Organization; Authority.....................................   I-5
SECTION 3.2.      Registration and Regulation of AIS..........................   I-5
SECTION 3.3.      Financial Statements........................................   I-6
SECTION 3.4.      No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5.      High Yield Fund II Shares; Liabilities; Business
                  Operations..................................................   I-6
SECTION 3.6.      Accountants.................................................   I-6
SECTION 3.7.      Binding Obligation..........................................   I-7
SECTION 3.8.      No Breaches or Defaults.....................................   I-7
SECTION 3.9.      Authorizations or Consents..................................   I-7
SECTION 3.10.     Permits.....................................................   I-7
SECTION 3.11.     No Actions, Suits or Proceedings............................   I-7
SECTION 3.12.     Contracts...................................................   I-8
SECTION 3.13.     Properties and Assets.......................................   I-8
SECTION 3.14.     Taxes.......................................................   I-8
SECTION 3.15.     Benefit and Employment Obligations..........................   I-8
SECTION 3.16.     Brokers.....................................................   I-9
SECTION 3.17.     Voting Requirements.........................................   I-9
SECTION 3.18.     State Takeover Statutes.....................................   I-9
SECTION 3.19.     Books and Records...........................................   I-9
SECTION 3.20.     Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21.     No Distribution.............................................   I-9
SECTION 3.22.     Liabilities of High Yield Fund II...........................   I-9
SECTION 3.23.     Value of Shares.............................................   I-9
SECTION 3.24.     Shareholder Expenses........................................   I-9
SECTION 3.25.     Intercompany Indebtedness...................................   I-9

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AIS/HY............................  I-10
SECTION 4.1.      Organization; Authority.....................................  I-10
SECTION 4.2.      Registration and Regulation of AIS..........................  I-10
SECTION 4.3.      Financial Statements........................................  I-10
SECTION 4.4.      No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5.      Registration of High Yield Fund Class A Shares, High Yield
                  Fund Class B Shares and High Yield Fund Class C Shares......  I-10

                                                                                PAGE
                                                                                ----
SECTION 4.6.      Accountants.................................................  I-11
SECTION 4.7.      Binding Obligation..........................................  I-11
SECTION 4.8.      No Breaches or Defaults.....................................  I-11
SECTION 4.9.      Authorizations or Consents..................................  I-11
SECTION 4.10.     Permits.....................................................  I-11
SECTION 4.11.     No Actions, Suits or Proceedings............................  I-12
SECTION 4.12.     Taxes.......................................................  I-12
SECTION 4.13.     Brokers.....................................................  I-12
SECTION 4.14.     Representations Concerning the Reorganization...............  I-12
SECTION 4.15.     Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16.     Value of Shares.............................................  I-13
SECTION 4.17.     Intercompany Indebtedness; Consideration....................  I-13

ARTICLE 5 COVENANTS...........................................................  I-13
SECTION 5.1.      Conduct of Business.........................................  I-13
SECTION 5.2.      Expenses....................................................  I-14
SECTION 5.3.      Further Assurances..........................................  I-14
SECTION 5.4.      Consents, Approvals and Filings.............................  I-14
SECTION 5.5.      Submission of Agreement to Shareholders.....................  I-14

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION..........................  I-14
SECTION 6.1.      Conditions Precedent of High Yield Fund.....................  I-14
SECTION 6.2.      Mutual Conditions...........................................  I-15
SECTION 6.3.      Conditions Precedent of High Yield Fund II..................  I-15

ARTICLE 7 TERMINATION OF AGREEMENT............................................  I-16
SECTION 7.1.      Termination.................................................  I-16
SECTION 7.2.      Survival After Termination..................................  I-16

ARTICLE 8 MISCELLANEOUS.......................................................  I-17
SECTION 8.1.      Survival of Representations and Warranties..................  I-17
SECTION 8.2.      Governing Law...............................................  I-17
SECTION 8.3.      Binding Effect, Persons Benefiting, No Assignment...........  I-17
SECTION 8.4.      Obligations of AIS and AIM Advisors.........................  I-17
SECTION 8.5.      Amendments..................................................  I-17
SECTION 8.6.      Enforcement.................................................  I-17
SECTION 8.7.      Interpretation..............................................  I-17
SECTION 8.8.      Counterparts................................................  I-17
SECTION 8.9.      Entire Agreement; Schedules.................................  I-18
SECTION 8.10.     Notices.....................................................  I-18
SECTION 8.11.     Representations by AIM Advisors.............................  I-18

Schedule 6.1(d)   Opinion of Counsel to AIS/HYII..............................  I-20
Schedule 6.2(g)   Tax Opinions................................................  I-21
Schedule 6.3(d)   Opinion of Counsel to AIS/HY................................  I-22

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of February 6, 2003 (this "Agreement"), between AIM Investment Securities Funds, a Delaware statutory trust ("AIS"), acting on behalf of AIM High Yield Fund II ("High Yield Fund II") and AIM High Yield Fund ("High Yield Fund"), each a separate series of AIS, and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AIS is a management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including High Yield Fund II and High Yield Fund, for sale to the public; and

     WHEREAS, AIM Advisors provides investment advisory services to AIS; and

     WHEREAS, High Yield Fund II desires to provide for its reorganization through the transfer of all of its assets to High Yield Fund in exchange for the assumption by High Yield Fund of all of the liabilities of High Yield Fund II and the issuance by AIS of shares of High Yield Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AIS and AIM Advisors agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "AIS" means AIM Investment Securities Funds, a Delaware statutory trust.

     "AIS/HY" means AIS on behalf of AIM High Yield Fund.

     "AIS/HYII" means AIS on behalf of AIM High Yield Fund II.

     "AIS Registration Statement" means the registration statement on Form N-1A of AIS, as amended, 1940 Act Registration No. 811-05426.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AIS/HYII, or otherwise providing benefits to any current or former employee, officer or trustee of AIS.

     "Closing" means the transfer of the assets of High Yield Fund II to High Yield Fund, the assumption of all of High Yield Fund II's liabilities by High Yield Fund and the issuance of High Yield Fund Shares directly to High Yield Fund II Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means June 23, 2003 or such other date as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of High Yield Fund and High Yield Fund II.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto. "

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "High Yield Fund" means AIM High Yield Fund, a separate series of AIS.

     "High Yield Fund Class A Shares" means Class A Shares of beneficial interest of High Yield Fund issued by AIS.

     "High Yield Fund Class B Shares" means Class B Shares of beneficial interest of High Yield Fund issued by AIS.

     "High Yield Fund Class C Shares" means Class C Shares of beneficial interest of High Yield Fund issued by AIS.

     "High Yield Fund Financial Statements" shall have the meaning set forth in
Section 4.3 of this Agreement.

     "High Yield Fund Shares" means shares of beneficial interest of High Yield Fund issued pursuant to Section 2.6 of this Agreement.

     "High Yield Fund II" means AIM High Yield Fund II, a separate series of
AIS.

     "High Yield Fund II Class A Shares" means Class A Shares of beneficial interest of High Yield Fund II issued by AIS.

     "High Yield Fund II Class B Shares" means Class B Shares of beneficial interest of High Yield Fund II issued by AIS.

     "High Yield Fund II Class C Shares" means Class C Shares of beneficial interest of High Yield Fund II issued by AIS.

     "High Yield Fund II Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

     "High Yield Fund II Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in High Yield Fund II.

     "High Yield Fund II Shareholders Meeting" means a meeting of the shareholders of AIS convened in accordance with applicable law and the Agreement and Declaration of Trust of AIS to consider and vote upon the approval of this Agreement and the Reorganization of High Yield Fund II contemplated by this Agreement.

     "High Yield Fund II Shares" means the issued and outstanding shares of beneficial interest in High Yield Fund II.

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of High Yield Fund II by High Yield Fund in consideration of the assumption by High Yield Fund of all of the liabilities of High Yield Fund II and the issuance by AIS of High Yield Fund Shares directly to High Yield Fund II Shareholders as described in this Agreement, and the termination of High Yield Fund II's status as a designated series of shares of AIS.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Valuation Date" shall have the meaning set forth in Section 2.3 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of High Yield Fund II. At the Effective Time, all of the assets of High Yield Fund II shall be delivered to the Custodian for the account of High Yield Fund in exchange for the assumption by High Yield Fund of all of the liabilities of any kind of High Yield Fund II and delivery by AIS directly to (i) the holders of record as of the Effective Time of the issued and outstanding Class A shares of High Yield Fund II of a number of High Yield Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of High Yield Fund II of a number of High Yield Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and (iii) the holders of record as of the Effective Time of the issued and outstanding Class C shares of High Yield Fund II of a number of High Yield Fund Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of High Yield Fund II so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, High Yield Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value of High Yield Fund Shares, and the net value of the assets of High Yield Fund II, shall, in each case, be determined as of the close of regular trading on the NYSE on the Valuation Date.

     (b) The net asset value of High Yield Fund Shares shall be computed in accordance with the policies and procedures of High Yield Fund as described in the AIS Registration Statement.

     (c) The net value of the assets of High Yield Fund II to be transferred to High Yield Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of High Yield Fund II as described in the AIS Registration Statement.

     (d) All computations of value regarding the net assets of High Yield Fund II and the net asset value of High Yield Fund Shares to be issued pursuant to this Agreement shall be made by AIS.

     SECTION 2.3. Valuation Date. The assets of High Yield Fund II and the net asset value per share of High Yield Fund Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The share transfer books of High Yield Fund II will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of High Yield Fund II received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by High Yield Fund II. Redemption requests thereafter received by High Yield Fund II shall be deemed to be redemption requests for High Yield Fund Class A Shares, High Yield Fund Class B Shares or High Yield Fund Class C Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to High Yield Fund II Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) Assets held by High Yield Fund II shall be delivered by AIS to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AIS shall instruct the Custodian to transfer such assets to the account of High Yield Fund. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by High Yield Fund II shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of High Yield Fund at the Custodian.

     (b) If, on the Closing Date, High Yield Fund II is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by High Yield Fund II for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to High Yield Fund II or its broker, then AIS, acting on behalf of High Yield Fund II, shall deliver to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series. As soon as reasonably practicable after the Closing Date, the status of High Yield Fund II as a designated series of shares of AIS shall be terminated; provided, however, that the termination of the status of High Yield Fund II as a series of shares of AIS shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of High Yield Fund Shares. At the Effective Time, High Yield Fund II Shareholders of record as of the close of regular trading on the NYSE on the Valuation Date holding High Yield Fund II Class A shares shall be issued that number of full and fractional Class A shares of High Yield Fund having a net asset value equal to the net asset value of High Yield Fund II Class A shares held by High Yield Fund II Shareholders on the Valuation Date, High Yield Fund II Shareholders of record as of the Valuation Date holding High Yield Fund II Class B shares shall be issued that number of full and fractional Class B shares of High Yield Fund having a net asset value equal to the net asset value of High Yield Fund II Class B Shares held by High Yield Fund II Shareholders on the Valuation Date, and High Yield Fund II Shareholders of record as of the Valuation Date holding High Yield Fund II Class C shares shall be issued that number of full and fractional Class C shares of High Yield Fund having a net asset value equal to the net asset value of High Yield Fund II Class C shares held by High Yield Fund II Shareholders on the Valuation Date. All issued and outstanding shares of beneficial interest in High Yield Fund II shall thereupon be canceled on the books of AIS. AIS shall provide instructions to its transfer agent with respect to High Yield Fund Class A Shares, High Yield Fund Class B Shares and High Yield Fund Class C Shares to be issued to High Yield Fund II Shareholders. AIS shall record on its books the ownership of High Yield Fund Class A Shares, High Yield Fund Class B Shares and High Yield Fund Class C Shares by High Yield Fund II Shareholders and shall forward a confirmation of such ownership to High Yield Fund II Shareholders. No redemption or repurchase of such shares credited to former High Yield Fund II Shareholders in respect of High Yield Fund II shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to AIS for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AIS.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, AIS/HYII shall deliver a list setting forth the securities High Yield Fund II then owned together with the respective Federal income tax bases thereof. AIS/HYII shall provide on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to High Yield Fund hereunder. Such records shall be made available by AIS/HYII prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of AIS/HY upon reasonable request.

     SECTION 2.8. Liabilities. High Yield Fund II shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF AIS/HYII

     AIS/HYII, represents and warrants to AIS/HY that:

     SECTION 3.1. Organization; Authority. AIS is duly organized, validly existing and in good standing under the Delaware Statutory Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of AIS. AIS is duly registered with the SEC as an investment company under the Investment Company Act and all High Yield Fund II Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIS to revoke or rescind any such registration or qualification. High Yield Fund II is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. High Yield Fund II is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AIS Registration Statement currently in effect. The value of the net assets of High Yield Fund II is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of High Yield Fund II and all purchases and redemptions of High Yield Fund II Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of High Yield Fund II fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended July 31, 2002, and the unaudited financial statements for the six months ended January 31, 2003, of High Yield Fund II previously delivered to AIS (the "High Yield Fund II Financial Statements") present fairly in all material respects the financial position of High Yield Fund II as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since January 31, 2003 no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of High Yield Fund II or the status of High Yield Fund II as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by High Yield Fund II or occurring in the ordinary course of business of High Yield Fund II or AIS. There are no contingent liabilities of High Yield Fund II not disclosed in the High Yield Fund II Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5.  High Yield Fund II Shares; Liabilities; Business Operations.

     (a) High Yield Fund II Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither High Yield Fund II nor any person related to High Yield Fund II (as defined in section 1.368-1(e)(3) of the Treasury Regulations without regard to section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of High Yield Fund II for consideration other than shares of High Yield Fund II, except for shares redeemed in the ordinary course of High Yield Fund II's business as an open-end investment company as required by the Investment Company Act, or
(ii) made distributions with respect to High Yield Fund II's Shares, except for
(a) distributions necessary to satisfy the requirements of sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in High Yield Fund II on the Effective Date.

     (c) At the time of its Reorganization, High Yield Fund II shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire High Yield Fund II Shares, except for the right of investors to acquire High Yield Fund II Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, High Yield Fund II will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of its Reorganization, High Yield Fund II will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to High Yield Fund.

     (e) AIS does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Ernst & Young LLP, which has reported upon the High Yield Fund II Financial Statements for the fiscal year ended July 31, 2002, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIS/HYII and, assuming this Agreement has been duly executed and delivered by AIS/HY and approved by High Yield Fund II Shareholders, constitutes the legal, valid and binding obligation of AIS/HYII enforceable against AIS/HYII in accordance with its terms from and with respect to the revenues and assets of High Yield Fund II, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by AIS/HYII and performance by AIS/HYII of its obligations hereunder has been duly authorized by all necessary trust action on the part of AIS, other than High Yield Fund II Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or bylaws of AIS and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of High Yield Fund II (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIS is a party or by which it may be bound and which relates to the assets of High Yield Fund II or to which any property of High Yield Fund II may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIS or any property of High Yield Fund II. AIS is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIS/HYII in connection with the due execution and delivery by AIS/HYII of this Agreement and the consummation by AIS/HYII of the transactions contemplated hereby.

     SECTION 3.10. Permits. AIS has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to High Yield Fund II, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIS there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AIS/HYII, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIS before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIS, threatened in writing or, if probable of assertion, orally, against AIS affecting any property, asset, interest or right of High Yield Fund II, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to High Yield Fund II. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AIS's conduct of the business of High Yield Fund II affecting in any significant respect the conduct of such business. AIS is not, and has not been to the knowledge of AIS, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of High Yield Fund II.

     SECTION 3.12. Contracts. AIS is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of High Yield Fund II, by which the assets, business, or operations of High Yield Fund II may be bound or affected, or under which it or the assets, business or operations of High Yield Fund II receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AIS there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. High Yield Fund II has good and marketable title to all properties and assets reflected in the High Yield Fund II Financial Statements as owned by it, free and clear of all Liens, except as described in High Yield Fund II Financial Statements.

     SECTION 3.14.  Taxes.

     (a) High Yield Fund II has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. High Yield Fund II has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. High Yield Fund II has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of High Yield Fund II as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of High Yield Fund II arising by reason of undistributed investment company taxable income or net capital gain, AIS will declare prior to the Valuation Date to the shareholders of High Yield Fund II a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of High Yield Fund II's investment company taxable income (determined without regard to any deductions for dividends paid) for the short taxable year beginning on August 1, 2002 and ending on the Closing Date and (B) all of High Yield Fund II's net capital gain recognized in its taxable year ended July 31, 2002 and in such short taxable year (after reduction for any capital loss carryover).

     (b) High Yield Fund II has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the High Yield Fund II Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against High Yield Fund II, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of High Yield Fund II are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) To the best knowledge of AIS/HYII, the fiscal year of High Yield Fund II has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 3.15. Benefit and Employment Obligations. On or prior to the Closing Date, High Yield Fund II will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person, except that High Yield Fund II is liable for its proportionate share of the expenses arising in connection with the retirement and deferred compensation benefits made available to the directors and trustees of certain investment companies advised by AIM Advisors.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIS in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIS/HYII or any action taken by it.

     SECTION 3.17. Voting Requirements. The vote of a majority of the shares of High Yield Fund II cast at a meeting of AIS shareholders at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in High Yield Fund II necessary to approve this Agreement and the Reorganization of High Yield Fund II contemplated by this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of AIS relating to High Yield Fund II, reflecting, among other things, the purchase and sale of High Yield Fund II Shares, the number of issued and outstanding shares owned by each High Yield Fund II Shareholder under the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for High Yield Fund II as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. High Yield Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of High Yield Fund II. The liabilities of High Yield Fund II that are to be assumed by High Yield Fund in connection with the Reorganization, or to which the assets of High Yield Fund II to be transferred in the Reorganization are subject, were incurred by High Yield Fund II in the ordinary course of its business. The fair market value of the assets of High Yield Fund II to be transferred to High Yield Fund in the Reorganization will equal or exceed the sum of the liabilities to be assumed by High Yield Fund plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of High Yield Fund Class A Shares received by High Yield Fund II Shareholders in the Reorganization will be approximately equal to the fair market value of High Yield Fund II Class A shares constructively surrendered in exchange therefor, the fair market value of High Yield Fund Class B Shares received by High Yield Fund II Shareholders in the Reorganization will be approximately equal to the fair market value of High Yield Fund II Class B shares constructively surrendered in exchange therefor, and the fair market value of High Yield Fund Class C Shares received by High Yield Fund II Shareholders in the Reorganization will be approximately equal to the fair market value of High Yield Fund II Class C shares constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. High Yield Fund II Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness. There is no intercompany indebtedness between AIS/HYII and AIS/HY that was issued or acquired, or will be settled, at a discount.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF AIS/HY

     AIS/HY, represents and warrants to AIS/HYII as follows:

     SECTION 4.1. Organization; Authority. AIS is duly organized, validly existing and in good standing under the Delaware Statutory Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of AIS. AIS is duly registered with the SEC as an investment company under the Investment Company Act. High Yield Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. High Yield Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AIS Registration Statement. The value of the net assets of High Yield Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of High Yield Fund and all purchases and redemptions of High Yield Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of High Yield Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended July 31, 2002, and the unaudited financial statements for the six-months ended January 31, 2003, of High Yield Fund previously delivered to AIS (the "High Yield Fund Financial Statements") present fairly in all material respects the financial position of High Yield Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since January 31, 2003, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of High Yield Fund or the status of High Yield Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by High Yield Fund or occurring in the ordinary course of business of High Yield Fund or AIS. There are no contingent liabilities of High Yield Fund not disclosed in the High Yield Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5. Registration of High Yield Fund Class A Shares, High Yield Fund Class B Shares and High Yield Fund Class C Shares.

     (a) The shares of beneficial interest of AIS are divided into nine portfolios, including High Yield Fund. High Yield Fund currently has three classes of shares, Class A shares, Class B shares and Class C shares. Under its Agreement and Declaration of Trust, AIS is authorized to issue an unlimited number of Class A shares, Class B shares and Class C shares of High Yield Fund.

     (b) High Yield Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AIS then in effect.

     (c) High Yield Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, High Yield Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire High Yield Fund Class A, High Yield Fund Class B or High Yield Fund Class C shares, except for the right of investors to acquire High Yield Fund Class A Shares, High Yield Fund Class B Shares or High Yield Fund Class C Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AIS's Registration Statement on Form N-14 shall be furnished to High Yield Fund II Shareholders entitled to vote at the High Yield Fund II Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of High Yield Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AIS for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of High Yield Fund which have been or are being offered for sale (other than the High Yield Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AIS Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIS to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Ernst & Young LLP, which has reported upon the High Yield Fund Financial Statements for the period ended July 31, 2002, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIS/HY and, assuming this Agreement has been duly executed and delivered by AIS/HYII, constitutes the legal, valid and binding obligation of AIS, enforceable against AIS in accordance with its terms from and with respect to the revenues and assets of High Yield Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by AIS and performance by AIS of its obligations hereunder have been duly authorized by all necessary trust action on the part of AIS/HY and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or bylaws of AIS and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of High Yield Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIS/HY is a party or by which it may be bound and which relates to the assets of High Yield Fund or to which any properties of High Yield Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIS or any property of High Yield Fund. AIS is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIS/HY in connection with the due execution and delivery by AIS/HY of this Agreement and the consummation by AIS/HY of the transactions contemplated hereby.

     SECTION 4.10. Permits. AIS has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to High Yield Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIS there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AIS/HY, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIS before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIS, threatened in writing or, if probable of assertion, orally, against AIS, affecting any property, asset, interest or right of High Yield Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to High Yield Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AIS's conduct of the business of High Yield Fund affecting in any significant respect the conduct of such business. AIS is not, and has not been, to the knowledge of AIS, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of High Yield Fund.

     SECTION 4.12.  Taxes.

     (a) High Yield Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. High Yield Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. High Yield Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) High Yield Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the High Yield Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against High Yield Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of High Yield Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIS in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIS or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) AIS has no plan or intention to reacquire any High Yield Fund Shares issued in the Reorganization, except to the extent that High Yield Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) High Yield Fund has no plan or intention to sell or otherwise dispose of any of the assets of High Yield Fund II acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (c) Following the Reorganization, High Yield Fund will continue the "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of High Yield Fund II or use a significant portion of High Yield Fund II's historic business assets in a business.

     (d) Prior to or in the Reorganization, neither High Yield Fund nor any person related to High Yield Fund (for purposes of this paragraph as defined in section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of High Yield Fund II with consideration other than shares of High Yield Fund. There is no plan or intention by High Yield Fund or any person related to High Yield Fund to acquire or redeem any of the High Yield Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of High Yield Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for High Yield Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of High Yield Fund Class A Shares received by High Yield Fund II Shareholders in the Reorganization will be approximately equal to the fair market value of High Yield Fund II Class A shares constructively surrendered in exchange therefor, the fair market value of High Yield Fund Class B Shares received by High Yield Fund II Shareholders in the Reorganization will be approximately equal to the fair market value of High Yield Fund II Class B shares constructively surrendered therefor, and the fair market value of High Yield Fund Class C Shares received by High Yield Fund II Shareholders in the Reorganization will be approximately equal to the fair market value of High Yield Fund II Class C shares constructively surrendered therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between High Yield Fund and High Yield Fund II that was issued or acquired, or will be settled, at a discount. No consideration other than High Yield Fund Shares (and High Yield Fund's assumption of High Yield Fund II's liabilities, including for this purpose all liabilities to which the assets of High Yield Fund II are subject) will be issued in exchange for the assets of High Yield Fund II acquired by High Yield Fund in connection with the Reorganization. The fair market value of the assets of High Yield Fund II transferred to High Yield Fund in the Reorganization will equal or exceed the sum of the liabilities assumed by High Yield Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIS shall conduct the business of High Yield Fund II only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of High Yield Fund II in the ordinary course in all material respects.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIS shall conduct the business of High

Yield Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of High Yield Fund in the ordinary course in all material respects.

     SECTION 5.2. Expenses. High Yield Fund II and High Yield Fund shall each, respectively, bear the expenses they incur in connection with this Agreement and the Reorganization and other transactions contemplated hereby.

     SECTION 5.3. Further Assurances. The parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.4. Consents, Approvals and Filings. AIS shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, AIS shall use its reasonable best efforts (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. AIS shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.5. Submission of Agreement to Shareholders. AIS shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and bylaws to convene the High Yield Fund II Shareholders Meeting. AIS shall, through its Board of Trustees, recommend to High Yield Fund II Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AIS shall use its reasonable best efforts to hold a High Yield Fund II Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of High Yield Fund. The obligation of AIS to consummate the Reorganization on behalf of High Yield Fund is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIS.

          (a) The representations and warranties of AIS/HYII participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) AIS/HYII shall have complied with and satisfied in all material respects all agreements and conditions relating to High Yield Fund II participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) AIS shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIS, in such individual's capacity as an officer of AIS and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and
     (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIS certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and bylaws of AIS, and resolutions, consents and authorizations of or regarding AIS with respect to AIS/HYII's execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) AIS/HY shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIS, or other counsel reasonably acceptable to AIS/HY, in form and substance reasonably acceptable to counsel for AIS/HY, as to the matters set forth in Schedule 6.1(d).

          (e) The dividend or dividends described in the last sentence of
     Section 3.14(a) shall have been declared.

     SECTION 6.2. Mutual Conditions. The obligations of AIS to consummate the Reorganization on behalf of High Yield Fund II and High Yield Fund are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by AIS.

          (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (b) This Agreement, the Reorganization of High Yield Fund II and related matters shall have been approved and adopted at the High Yield Fund II Shareholders Meeting by the shareholders of High Yield Fund II on the record date by the Required Shareholder Vote.

          (c) The assets of High Yield Fund II to be acquired by High Yield Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by High Yield Fund II immediately prior to the Reorganization. For purposes of this
     Section 6.2(c), assets used by High Yield Fund II to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of High Yield Fund II's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of High Yield Fund II held immediately prior to the Reorganization.

          (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

          (e) The Registration Statement on Form N-14 filed by AIS with respect to High Yield Fund Shares to be issued to High Yield Fund II Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

          (f) AIS shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form and substance reasonably acceptable to AIS, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of AIS and others and the officers of AIS shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of High Yield Fund II. The obligation of AIS to consummate the Reorganization on behalf of High Yield Fund II is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIS.

          (a) The representations and warranties of AIS/HY participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

          (b) AIS/HY shall have complied with and satisfied in all material respects all agreements and conditions relating to High Yield Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

          (c) AIS shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIS on behalf of High Yield Fund, in such individual's capacity as an officer of AIS and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIS certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and bylaws, as amended, of AIS and resolutions, consents and authorizations of or regarding AIS with respect to AIS/HY's execution and delivery of this Agreement and the transactions contemplated hereby.

          (d) AIS/HYII shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIS, or other counsel reasonably acceptable to AIS/HYII, in form and substance reasonably acceptable to counsel for AIS/HY, as to the matters set forth on Schedule 6.3(d).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1.  Termination.

     (a) This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of AIS and AIM Advisors; or

          (ii) at the election of AIS or AIM Advisors:

             (A) if the Closing Date shall not be on or before September 1, 2003, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at the High Yield Fund II Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.6; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of High Yield Fund II is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective High Yield Fund II, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of AIS and AIM Advisors.

     (a) AIS and AIM Advisors hereby acknowledge and agree that High Yield Fund is a separate investment portfolio of AIS, that AIS is executing this Agreement on behalf of High Yield Fund, and that any amounts payable by AIS/HY under or in connection with this Agreement shall be payable solely from the revenues and assets of High Yield Fund. AIS further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIS in his or her capacity as an officer of AIS intending to bind AIS as provided herein, and that no officer, trustee or shareholder of AIS shall be personally liable for the liabilities or obligations of AIS incurred hereunder.

     (b) AIS and AIM Advisors hereby acknowledge and agree that High Yield Fund II is a separate investment portfolio of AIS, that AIS is executing this Agreement on behalf of High Yield Fund II and that any amounts payable by AIS under or in connection with this Agreement shall be payable solely from the revenues and assets of High Yield Fund II. AIS further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIS in his or her capacity as an officer of AIS intending to bind AIS as provided herein, and that no officer, trustee or shareholder of AIS shall be personally liable for the liabilities of AIS incurred hereunder.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by AIS/HYII, AIS/HY and AIM Advisors.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a) If to AIS/HYII:

        AIM Investment Securities Funds
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

          with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     (b) If to AIS/HY:

        AIM Investment Securities Funds
        11 Greenway Plaza, Suite 100
        Houston, Texas 77046-1173
        Attn: Carol F. Relihan, Esq.
        Fax: (713) 993-9185

          with a copy to:

        Ballard Spahr Andrews & Ingersoll, LLP
        1735 Market Street, 51st Floor
        Philadelphia, Pennsylvania 19103-7599
        Attn: William H. Rheiner, Esq.
        Fax: (215) 864-8999

     SECTION 8.11. Representations by AIM Advisors. In its capacity as investment adviser to High Yield Fund II, AIM Advisors represents to High Yield Fund that to the best of its knowledge the representations and warranties of AIS/HYII and High Yield Fund II contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to High Yield Fund, AIM Advisors represents to High Yield Fund II that to the best of its knowledge the representations and warranties of AIS/HY and High Yield Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to High Yield Fund II and High Yield Fund do not have actual knowledge to the contrary after due inquiry.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          AIM INVESTMENT SECURITIES FUNDS,
                                          acting on behalf of AIM High Yield
                                          Fund II

                                          By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------
                                          Its:     President

                                          AIM INVESTMENT SECURITIES FUNDS,
                                          acting on behalf of AIM High Yield
                                          Fund

                                          By: /s/ ROBERT H. GRAHAM
                                            ------------------------------------
                                          Its:     President

                                          A I M ADVISORS, INC.

                                          By: /s/ MARK H. WILLIAMSON
                                            ------------------------------------
                                          Its:     President

                                SCHEDULE 6.1(d)

                         OPINION OF COUNSEL TO AIS/HYII

     1. AIS is validly existing as a statutory trust under the Delaware Statutory Trust Act.

     2. AIS is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIS have been duly authorized and approved by all requisite trust action on the part of AIS. The Agreement has been duly executed and delivered by AIS and constitutes the valid and binding obligation of AIS acting on behalf of High Yield Fund II.

     4. High Yield Fund II Shares outstanding on the date hereof have been duly authorized and validly issued, and assuming that the consideration described in the High Yield Fund II prospectus was received in connection therewith, are fully paid and non-assessable.

     5. To the best of our knowledge, High Yield Fund II is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority of the United States or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement other than such notices, reports or other filings as have previously been made or such authorizations, consents or approvals as have been previously obtained.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against High Yield Fund II (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of High Yield Fund II to High Yield Fund in exchange for High Yield Fund Shares distributed directly to High Yield Fund II Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that High Yield Fund II and High Yield Fund will be "a party to a reorganization" within the meaning of
Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by High Yield Fund II on the transfer of its assets to High Yield Fund solely in exchange for High Yield Fund Class A Shares, High Yield Fund Class B Shares and High Yield Fund Class C Shares or on the distribution of High Yield Fund Class A Shares, High Yield Fund Class B Shares and High Yield Fund Class C Shares to High Yield Fund II Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by High Yield Fund upon the receipt of assets of High Yield Fund II in exchange for High Yield Fund Class A Shares, High Yield Fund Class B Shares and High Yield Fund Class C Shares issued directly to High Yield Fund II Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by High Yield Fund II Shareholders on the receipt of High Yield Fund Class A Shares, High Yield Fund Class B Shares and High Yield Fund Class C Shares in exchange for High Yield Fund II Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to High Yield Fund of the assets of High Yield Fund II will be the same as the basis of such assets in the hands of High Yield Fund II immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a High Yield Fund II Shareholder's basis for High Yield Fund Class A Shares, High Yield Fund Class B Shares or High Yield Fund Class C Shares received by the High Yield Fund II Shareholder will be the same as his basis for High Yield Fund II Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a High Yield Fund II Shareholder's holding period for High Yield Fund Class A Shares, High Yield Fund Class B Shares or High Yield Fund Class C Shares will be determined by including High Yield Fund II Shareholder's holding period for High Yield Fund II Shares exchanged therefor, provided that the High Yield Fund II Shareholder held High Yield Fund II Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of High Yield Fund II transferred to High Yield Fund in the Reorganization will include the holding period for such assets in the hands of High Yield Fund II.

                                SCHEDULE 6.3(d)

                          OPINION OF COUNSEL TO AIS/HY

     1. AIS is validly existing as a statutory trust under the Delaware Statutory Trust Act.

     2. AIS is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIS have been duly authorized and approved by all requisite trust action on the part of AIS. The Agreement has been duly executed and delivered by AIS and constitutes the valid and binding obligation of AIS acting on behalf of High Yield Fund.

     4. Class A shares, Class B shares and Class C shares of High Yield Fund to be issued pursuant to the Agreement have been duly authorized, and upon completion of the transactions described in the Agreement, will be validly issued, fully paid and non-assessable.

     5. To the best of our knowledge, High Yield Fund is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority of the United States or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement other than such notices, reports or other filings as have previously been made or such authorizations, consents or approvals as have been previously obtained.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against High Yield Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II


      AIM HIGH YIELD FUND
      --------------------------------------------------------------------------

      AIM High Yield Fund seeks to achieve a high level of current income.

                                                     AIM--Registered Trademark--
PROSPECTUS
DECEMBER 2, 2002

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it before investing and keep it for future reference.

                                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                     Investments in the fund:
                                        - are not FDIC insured;
                                        - may lose value; and
                                        - are not guaranteed by a bank.

      [AIM INVESTMENTS LOGO APPEARS HERE]                 INVEST WITH DISCIPLINE
      --Servicemark--                                   --Registered Trademark--

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES           1
-----------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND      1
-----------------------------------------------

PERFORMANCE INFORMATION                       2
-----------------------------------------------

Annual Total Returns                          2

Performance Table                             2

FEE TABLE AND EXPENSE EXAMPLE                 3
-----------------------------------------------

Fee Table                                     3

Expense Example                               3

FUND MANAGEMENT                               4
-----------------------------------------------

The Advisor                                   4

Advisor Compensation                          4

Portfolio Managers                            4

OTHER INFORMATION                             5
-----------------------------------------------

Sales Charges                                 5

Dividends and Distributions                   5

FINANCIAL HIGHLIGHTS                          6
-----------------------------------------------

SHAREHOLDER INFORMATION                     A-1
-----------------------------------------------

Choosing a Share Class                      A-1

Purchasing Shares                           A-3

Redeeming Shares                            A-5

Exchanging Shares                           A-8

Pricing of Shares                          A-10

Taxes                                      A-10

OBTAINING ADDITIONAL INFORMATION     Back Cover
-----------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve a high level of current income. The fund will attempt to achieve its objective by investing primarily in publicly traded non-investment grade securities. The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objective by investing, normally, at least 80% of its assets in non-investment grade debt securities, i.e., "junk bonds." In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Rating Services. The fund will principally invest in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or deemed by the portfolio managers to be of comparable quality. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease; junk bonds are less sensitive to this risk than are higher-quality bonds. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about issuers, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              -------------------
                              AIM HIGH YIELD FUND
                              -------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1992...................................................................   18.34%
1993...................................................................   18.40%
1994...................................................................   -1.68%
1995...................................................................   16.86%
1996...................................................................   15.44%
1997...................................................................   12.52%
1998...................................................................   -5.10%
1999...................................................................    2.08%
2000...................................................................  -23.81%
2001...................................................................   -3.59%

  The Class A shares' year-to-date total return as of September 30, 2002 was -15.16%.

  During the periods shown in the bar chart, the highest quarterly return was 8.76% (quarter ended March 31, 1992) and the lowest quarterly return was -13.88% (quarter ended December 31, 2000).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

                                      AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------------
(for the periods ended                                                              SINCE      INCEPTION
December 31, 2001)                                  1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)    DATE
---------------------------------------------------------------------------------------------------------
Class A
  Return Before Taxes                                (8.15)%  (5.27)%     3.55%        --      07/11/78
  Return After Taxes on Distributions               (12.39)   (9.15)     (0.53)        --
  Return After Taxes on Distributions and Sale
     of Fund Shares                                  (4.88)   (5.55)      1.16         --
Class B
  Return Before Taxes                                (8.55)   (5.30)        --       0.49%     09/01/93
Class C
  Return Before Taxes                                (5.36)      --         --      (7.18)     08/04/97
---------------------------------------------------------------------------------------------------------
Lehman Bros. High Yield Index(2)                      5.28     3.11       7.58
(reflects no deduction for fees, expenses, or
  taxes)
---------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.
(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The Lehman Bros. High Yield Index is an index that includes all fixed-income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100mm, and at least one year to maturity.

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------
(fees paid directly from
your investment)                               CLASS A     CLASS B   CLASS C
-----------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)             4.75%        None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)      None(1,2)    5.00%      1.00%
-----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                            CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------
Management Fees                               0.52%     0.52%     0.52%

Distribution and/or Service (12b-1) Fees      0.25      1.00      1.00

Other Expenses                                0.30      0.30      0.30

Total Annual Fund Operating Expenses          1.07      1.82      1.82
------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Class A           $579     $799     $1,037     $1,719
Class B            685      873      1,185      1,940
Class C            285      573        985      2,137
------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------
Class A           $579     $799     $1,037     $1,719
Class B            185      573        985      1,940
Class C            185      573        985      2,137
------------------------------------------------------


                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 175 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended July 31, 2002, the advisor received compensation of 0.52% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

- Peter Ehret, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp. where he was associated since 1992.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

- Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.

  They are assisted by the High Yield Taxable Team. More information on the fund's management team may be found on our website (http://www.aimfunds.com).

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM High Yield Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares any dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young, LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

                                                                                CLASS A
                                             ------------------------------------------------------------------------------
                                                                        JANUARY 1,
                                              YEAR ENDED JULY 31,        THROUGH             YEAR ENDED DECEMBER 31,
                                             -----------------------     JULY 31,     --------------------------------------
                                               2002           2001          2000          1999          1998          1997
                                             --------       --------    ----------    ----------    ----------    ----------
Net asset value, beginning of period         $   4.92       $   7.00    $     8.07    $      8.77   $    10.16    $     9.88
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.49(a)        0.68          0.47           0.85         0.92          0.90
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (1.19)         (2.03)        (1.03)         (0.66)       (1.40)         0.28
============================================================================================================================
    Total from investment operations            (0.70)         (1.35)        (0.56)          0.19        (0.48)         1.18
============================================================================================================================
Less distributions:
  Dividends from net investment income          (0.52)         (0.69)        (0.49)         (0.87)       (0.91)        (0.90)
----------------------------------------------------------------------------------------------------------------------------
  Return of capital                                --          (0.03)        (0.02)         (0.02)          --            --
----------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                         --          (0.01)           --             --           --            --
============================================================================================================================
    Total distributions                         (0.52)         (0.73)        (0.51)         (0.89)       (0.91)        (0.90)
============================================================================================================================
Net asset value, end of period               $   3.70       $   4.92    $     7.00     $     8.07   $     8.77    $    10.16
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                (15.36)%       (19.98)%       (7.12)%         2.21%       (5.10)%       12.52%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $417,974       $683,845    $1,056,453     $1,364,502   $1,670,863    $1,786,352
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets          1.07%(c)       0.99%         0.93%(d)       0.92%        0.85%         0.90%
============================================================================================================================
Ratio of net investment income to average
  net assets                                    11.15%(a)(c)   11.98%        10.79%(d)      10.06%        9.45%         9.08%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                            59%            55%           23%            79%          76%           80%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $591,471,201.
(d)  Annualized.

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                CLASS B
                                             ------------------------------------------------------------------------------
                                                                        JANUARY 1,
                                              YEAR ENDED JULY 31,        THROUGH             YEAR ENDED DECEMBER 31,
                                             -----------------------     JULY 31,     --------------------------------------
                                               2002           2001         2000          1999          1998          1997
                                             --------       --------    ----------    ----------    ----------    ----------
Net asset value, beginning of period         $   4.93       $   7.01    $     8.07    $     8.76    $    10.16    $     9.88
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.45(a)        0.64          0.44          0.79          0.84          0.83
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (1.18)         (2.03)        (1.03)        (0.66)        (1.40)         0.28
============================================================================================================================
    Total from investment operations            (0.73)         (1.39)        (0.59)         0.13         (0.56)         1.11
============================================================================================================================
Less distributions:
  Dividends from net investment income          (0.49)         (0.65)        (0.45)        (0.80)        (0.84)        (0.83)
----------------------------------------------------------------------------------------------------------------------------
  Return of capital                                --          (0.03)        (0.02)        (0.02)           --            --
----------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                         --          (0.01)           --            --            --            --
============================================================================================================================
    Total distributions                         (0.49)         (0.69)        (0.47)        (0.82)        (0.84)        (0.83)
============================================================================================================================
Net asset value, end of period               $   3.71       $   4.93    $     7.01    $     8.07    $     8.76    $    10.16
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                (15.99)%       (20.60)%       (7.49)%        1.46%        (5.90)%       11.71%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $469,408       $756,704    $1,206,737    $1,559,864    $1,820,899    $1,647,801
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets          1.82%(c)       1.75%         1.69%(d)      1.68%         1.61%         1.65%
============================================================================================================================
Ratio of net investment income to average
  net assets                                    10.40%(a)(c)   11.22%        10.03%(d)      9.30%         8.69%         8.33%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                            59%            55%           23%           79%           76%           80%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $653,946,081.
(d)  Annualized.

                             ---------------------
                              AIM HIGH YIELD FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                CLASS C
                                              ----------------------------------------------------------------------------
                                                                                                            AUGUST 4, 1997
                                                                                                             (DATE SALES
                                                                        JANUARY 1,         YEAR ENDED           COMMENCED)
                                                YEAR ENDED JULY 31,      THROUGH          DECEMBER 31,           THROUGH
                                              ----------------------     JULY 31,     --------------------     DECEMBER 31,
                                               2002           2001         2000         1999        1998           1997
                                              -------        -------    ----------    --------    --------    --------------
Net asset value, beginning of period          $  4.92        $  6.99     $   8.05     $   8.74    $  10.14       $ 10.04
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.45(a)        0.65         0.44         0.78        0.82(b)       0.35
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (1.18)         (2.03)       (1.03)       (0.65)      (1.38)         0.10
============================================================================================================================
    Total from investment operations            (0.73)         (1.38)       (0.59)        0.13       (0.56)         0.45
============================================================================================================================
Less distributions:
  Dividends from net investment income          (0.49)         (0.65)       (0.45)       (0.80)      (0.84)        (0.35)
----------------------------------------------------------------------------------------------------------------------------
  Return of capital                                --          (0.03)       (0.02)       (0.02)         --            --
----------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                         --          (0.01)          --           --          --            --
============================================================================================================================
    Total distributions                         (0.49)         (0.69)       (0.47)       (0.82)      (0.84)        (0.35)
============================================================================================================================
Net asset value, end of period                $  3.70        $  4.92     $   6.99     $   8.05    $   8.74       $ 10.14

____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                (16.02)%       (20.52)%      (7.51)%       1.46%      (5.92)%        4.49%

____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $50,060        $81,871     $110,297     $129,675    $113,246       $26,177
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets          1.82%(d)       1.75%        1.69%(e)     1.68%       1.61%         1.68%(e)
============================================================================================================================
Ratio of net investment income to average
  net assets                                    10.40%(a)(d)   11.22%       10.03%(e)     9.30%       8.69%         8.30%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                            59%            55%          23%          79%         76%           80%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $68,328,710.
(e)  Annualized

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:

CLASS A(1)               CLASS A3                 CLASS B                  CLASS C                  CLASS R
---------------------------------------------------------------------------------------------------------------------------
- Initial sales charge   - No initial sales       - No initial sales       - No initial sales       - No initial sales
                           charge                   charge                   charge                   charge

- Reduced or waived      - No contingent          - Contingent deferred    - Contingent deferred    - Generally, no
  initial sales charge     deferred sales charge    sales charge on          sales charge on          contingent deferred
  for certain                                       redemptions within       redemptions within       sales charge(2)
  purchases(2,3)                                    six years                one year(5)

- Generally, lower       - 12b-1 fee of 0.35%     - 12b-1 fee of 1.00%     - 12b-1 fee of 1.00%     - 12b-1 fee of 0.50%
  distribution and
  service (12b-1) fee
  than Class B, Class C
  or Class R shares
  (See "Fee Table and
  Expense Example")

                         - Does not convert to    - Converts to Class A    - Does not convert to    - Does not convert to
                           Class A shares           shares at the end of     Class A shares           Class A shares
                                                    the month which is
                                                    eight years after the
                                                    date on which shares
                                                    were purchased along
                                                    with a pro rata
                                                    portion of its
                                                    reinvested dividends
                                                    and distributions(4)

- Generally more         - Generally more         - Purchase orders        - Generally more         - Generally, only
  appropriate for          appropriate for          limited to amounts       appropriate for          available to the
  long-term investors      short-term investors     less than $250,000       short-term investors     following types of
                                                                                                      retirement plans: (i)
                                                                                                      all section 401 and
                                                                                                      457 plans, (ii)
                                                                                                      section 403 plans
                                                                                                      sponsored by section
                                                                                                      501(c)(3)
                                                                                                      organizations, and
                                                                                                      (iii) IRA rollovers
                                                                                                      from such plans if an
                                                                                                      AIM Fund was offered

Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

      (1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.
      (2) A contingent deferred sales charge may apply in some cases.
      (3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.
      (4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

       AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

      (5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

                                       A-1                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION(1)          OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   25,000       5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $   50,000       4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
--------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                  ----------------------------
AMOUNT OF INVESTMENT                AS A % OF       AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
--------------------------------------------------------------
            Less than $  100,000       1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
--------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge
(CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

  If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

  If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.
  Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

  You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

  The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE                              CLASS     CLASS
PURCHASE MADE                             B         C
--------------------------------------------------------
First                                     5%      1%
Second                                     4     None
Third                                      3     None
Fourth                                     3     None
Fifth                                      2     None
Sixth                                      1     None
Seventh and following                   None     None
--------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES

You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

MCF--12/02                             A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

  Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                  INITIAL                        ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                      INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing       $  0 ($25 per AIM Fund investment for             $25
plans, 401(k) plans, Simplified Employee Pension         salary deferrals from Savings
(SEP) accounts, Salary Reduction (SARSEP)                Plans)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)

Automatic Investment Plans                          50                                                25

IRA, Education IRA or Roth IRA                     250                                                50

All other accounts                                 500                                                50
----------------------------------------------------------------------------------------------------------------

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

                                       A-3                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and check to the transfer agent,       slip from your confirmation
                                A I M Fund Services, Inc.,             statement to the transfer agent.
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Select the AIM Bank Connection
                                methods described above.               option on your completed account
                                                                       application or complete an AIM Bank
                                                                       Connection form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

MCF--12/02                             A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

       SHARES
     INITIALLY
     PURCHASED               SHARES HELD AFTER AN EXCHANGE
--------------------  -------------------------------------------
- Class A shares of   - Class A shares of Category I or II Fund
Category I or II      - Class A shares of Category III Fund(1)
Fund                  - AIM Cash Reserve
                        Shares of AIM
                        Money Market Fund

- Class A shares of   - Class A shares of Category III Fund(1)
  Category III        - Class A shares of
  Fund(1)               AIM Tax-Exempt Cash Fund
                      - AIM Cash Reserve Shares of AIM
                        Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(1)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III Fund                              purchase of
                                        Category III Fund
                                        shares


- Class A     - Class A shares of     - 0.25% if shares are
  shares of     Category III            redeemed within 12
  Category      Fund(1)                 months of initial
  III Fund    - Class A shares of       purchase of Category
                AIM Tax-Exempt          III Fund shares
                Cash Fund
              - AIM Cash Reserve
                Shares of AIM
                Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

                                       A-5                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

   SHARES
 INITIALLY    SHARES HELD AFTER AN    CDSC APPLICABLE UPON
 PURCHASED          EXCHANGE          REDEMPTION OF SHARES
------------  ---------------------   ---------------------
- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category I    Fund                    months of initial
  or II Fund  - Class A shares of       purchase of
                Category III            Category I or II
                Fund(2)                 Fund shares
              - AIM Cash Reserve
                Shares of AIM Money
                Market Fund


- Class A     - Class A shares of     - 1% if shares are
  shares of     Category I or II        redeemed within 18
  Category      Fund                    months of initial
  III                                   purchase of
  Fund(1)                               Category III Fund
                                        shares


- Class A     - Class A shares of     - No CDSC
  shares of     Category III Fund(2)
  Category
  III         - Class A shares of
  Fund(1)       AIM Tax-Exempt Cash
                Fund
              - AIM Cash Reserve
                Shares of AIM Money
                Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.

(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY

EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $250,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                              trading session of the New York Stock Exchange (NYSE) in
                              order to effect the redemption at that day's closing price.
                              You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement
                              accounts must be requested in writing.

MCF--12/02                             A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $250,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.
------------------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

  You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

                                       A-7                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

  You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

  You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

    (a) Class A shares of another AIM Fund;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

    (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

    (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege.

You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003

MCF--12/02                             A-8

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

                                       A-9                            MCF--12/02

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--12/02                            A-10

                                ---------------
                                AIM INCOME FUND
                                ---------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aimfunds.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM Income Fund
 SEC 1940 Act file number: 811-5686
------------------------------------

[AIM INVESTMENTS LOGO APPEARS HERE]          www.aimfunds.com         INC-PRO-1          INVEST WITH DISCIPLINE
--Servicemark--                                                                        --Registered Trademark--

                                                                    APPENDIX III

FUND WEATHERS VOLATILE MARKET CONDITIONS

HOW DID AIM HIGH YIELD FUND PERFORM DURING THE FISCAL YEAR?

The high yield market had some bright moments during the reporting period, particularly late in 2001 and the first quarter of 2002. For much of the fiscal year, however, high yield bonds with their equity-like characteristics had to endure volatile stock market conditions.

    Indeed, as investor concern over corporate accounting irregularities deepened, high yield securities were hard hit. Given this environment, AIM High Yield Fund returned -15.13% for Class A shares, -15.76% for Class B shares and -15.79% for Class C shares, excluding sales charges, for the year ended 7/31/02. By comparison, the fund's benchmark index, the Lehman High Yield Index, returned -9.15% over the same period. The fund underperformed its benchmark as the fund was overweight (compared to its benchmark index) the wireless telecommunications sector--a sector that was particularly hard hit during the fiscal year. However, over the time period, we took steps to reduce our exposure to this sector.

    Despite difficult market conditions, the fund continued to provide attractive current income. As the chart below illustrates, the fund's 30-day yield was 10.64% for Class A shares and 10.37% for Class B and C shares. By comparison, the yield on the 10-year U.S. Treasury was 4.46%.

HOW DID THE HIGH YIELD MARKET FARE DURING THE REPORTING PERIOD?

The dominant theme of the period was risk aversion. Concern over geopolitical events and accounting irregularities drove many investors from stocks into high-quality, fixed-income securities. Given this "flight to quality" environment, high yield bonds--which tend to follow equity markets--suffered in comparison to their higher-quality, fixed-income brethren.

    There were, however, bright spots for the asset class during the fiscal year. The high yield market performed well during the fourth quarter of 2001. In addition, high yield bonds posted positive returns in January, March and April of 2002 as investors sought yields they could not find in other markets.

    Higher-rated high yield credits--such as BB-rated bonds--generally outperformed lower-rated bonds. Nonetheless, there was a significant amount of issuer-specific risk across all rating classes. This made holding a widely diversified portfolio of bonds of major importance. Fortunately, we perceived a high level of issuer-specific risk early in the year and increased the fund's diversification among companies and industries. This helped limit the downside risk from any one issuer.

HOW DID DIFFERENT SECTORS PERFORM?

There was a wide divergence in sector performance. Large losses were actually concentrated in just a few industries.

    To be sure, areas such as telecommunications and cable television--which make up a large percentage of the high yield market--posted double-digit declines year-to-date through July. The telecommunications sector was hurt by funding issues, overcapacity and earnings woes, while cable television suffered from slowing subscriber growth rates and liquidity issues.

    Beyond the communications area, however, many other industries performed well. For instance, year-to-date through July, the textile and apparel industries were up a combined 25%; capital goods were up 12% and the aerospace industry posted gains of 7%. Once again, our efforts toward diversification combined with good credit selection allowed us to participate in many of the better-performing areas of the market.

WHAT OTHER FACTORS INFLUENCED HIGH YIELD BONDS?

Given the volatile market environment, one expected industry trend was the increase in defaults. Remember, however, that defaults are "backward looking"-- by the time a bond actually defaults, the bond price reflects that event. So bonds listed as defaulted in 2001 actually began, trading at low levels as much as a few years earlier.

================================================================================

FUND PROVIDES ATTRACTIVE INCOME

30-Day Yield as of 7/31/02

FUND CLASS A SHARES                                  10.64%

FUND CLASS B & C SHARES                              10.37%

10-YEAR U.S. TREASURY                                 4.46%*

*Source: Bloomberg

================================================================================
                                        1

PORTFOLIO COMPOSITION

As of 7/31/02, based on total net assets

============================================================================================================================
TOP 10 ISSUERS                                                          TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------------------
  1. North American Van Lines Inc.                  1.7%                  1. Broadcasting & Cable TV                  13.4%

  2. Railamerica Transportation Corp.               1.5                   2. Wireless Telecommunications Services      5.3

  3. Charter Communications Holdings, LLC/                                3. Casinos & Gambling                        4.8
     Charter Communications Holdings Capital Corp.  1.5

  4. Frontier Oil Corp.                             1.4                   4. Oil & Gas Exploration & Production        3.4

  5. Elizabeth Arden, Inc.                          1.4                   5. Railroads                                 3.0

  6. Acme Communications, Inc.                      1.3                   6. Homebuilding                              3.0

  7. CSK Auto, Inc.                                 1.3                   7. Hotels, Resorts & Cruise Lines            2.7

  8. Pegasus Communications Corp.                   1.1                   8. Personal Products                         2.7

  9. Crown Castle International Corp.               1.1                   9. Specialty Stores                          2.6

 10. Spectrasite Holdings, Inc.                     1.1                  10. Building Products                         2.4

Total net assets:$937 million                                             Total number of holdings:  233

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
============================================================================================================================

    On a positive note, new issuance has generally been of better credit quality and from a wider range of industries than what we saw in the late 1990s. Given the higher quality of new credits, yields on new issues may be lower, but the implications for future preservation of principal are positive.

GIVEN THE ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

As we mentioned earlier, we continue to reposition the fund to try to lessen risk and increase diversification--steps that helped the fund avoid some of the downside of the current market slump. Specifically, we enhanced our diversification efforts by adding names across various industries. We also continue to emphasize credit research by considering a company's current financial health as well as its ability to weather various parts of market cycles. In addition, we continue to increase the credit quality and liquidity of the fund by adding more B and BB bonds, while reducing our exposure to lower-rated tiers. The fund's average credit quality, however, remains B.

WHAT ARE SOME SPECIFIC HOLDINGS THAT AFFECTED PERFORMANCE?

o Intrawest Corp., a positive contributor to the fund, develops and operates village-centered mountain, beach and golf resorts. As such, the company has benefited from demographic trends favoring resort development leading to strong demand for recent projects.

o Dunlop Standard Aerospace Holdings, another positive contributor, is a leading international supplier of parts and services to the aerospace industry. The company has benefited from its exposure to the relatively stable regional jet market. The company has focused on debt reduction, which has led to improvements in the credit quality of its bonds.

o Charter Communications Holdings, one of the largest issuers in the high yield market, is the fourth-largest cable television system operator in the United States. Charter's bonds declined during the period as the impact of accounting and corporate governance issues emerged at other cable companies. This pressured bonds of all cable television providers.

    Nevertheless, Charter continues to experience strong growth in digital subscribers, leading to continued support for the company's credit quality.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Investors continued to focus primarily on corporate accounting concerns. While this spate of disquieting news continued to disrupt markets, it could in the future be a reason for investors to be more confident about corporate America.

    Corporate governance should improve as company management, accounting firms and regulators redouble their efforts to ensure clarity, transparency and integrity of financial statements. Also, throughout the fiscal year, the economy showed signs of recovery. Typically when the economy turns upward, high yield companies benefit as economic growth helps ease the pressure on highly leveraged companies.

    An improvement in corporate oversight by boards of directors combined with a rebound in the economy could spark renewed interest in the high yield market. With yields at attractive levels--far above those in the investment-grade corporate market--we continue to believe that high yield bonds remain an attractive option for investors looking for high income with some potential appreciation.

PORTFOLIO MANAGEMENT TEAM

Carolyn L. Gibbs (Lead Manager)
Peter Ehret (Lead Manager)
Robert G. Alley
Jan H. Friedli
Craig A. Smith

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/02, including sales charges

CLASS A SHARES
 Inception (7/11/78)          7.03%
  10 Years                    0.70
   5 Years                   -9.36
   1 Year                   -19.24

CLASS B SHARES
 Inception (9/1/93)          -1.23%
   5 Years                   -9.39
   1 Year                   -19.53

CLASS C SHARES
 Inception (8/4/97)          -9.21%
   1 Year                   -16.54

In addition to the returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/02, the most recent calendar quarter-end, which were as follows: Class A shares, one year, -15.88%; five years, -8.18%; ten years, 1.30%; inception (7/11/78), 7.23%. Class B shares, one year, -16.22%; five years, -8.21%; inception (9/1/93), -0.79%. Class C shares, one year, -13.11%;
inception (8/4/97), -8.60%.

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
7/31/92-7/31/02


                       AIM
                       HIGH YIELD        LEHMAN         LIPPER
                       FUND, CLASS A     HIGH YIELD     HIGH YIELD BOND
                       SHARES            INDEX          FUND INDEX
                            $9525         $10000         $10000
10/31/92                     9595          10090          10046
1/31/92                     10192          10634          10638
4/30/92                     10660          11056          11142
7/31/93                     11189          11533          11698
10/31/93                    11502          11896          12096
1/31/94                     12084          12364          12704
4/30/94                     11594          11785          12082
7/31/94                     11516          11927          12072
10/31/94                    11661          12041          12092
1/31/95                     11666          12138          12043
4/30/95                     12462          13012          12833
7/31/95                     12971          13631          13449
10/31/95                    13245          13927          13734
1/31/96                     13709          14522          14285
4/30/96                     13988          14555          14485
7/31/96                     14213          14833          14672
10/31/96                    14978          15473          15370
1/31/97                     15758          16036          15985
4/30/97                     15616          16225          16036
7/31/97                     16683          17276          17189
10/31/97                    17203          17594          17576
1/31/98                     17828          18240          18259
4/30/98                     18215          18592          18758
7/31/98                     18165          18830          18898
10/31/98                    15946          17504          16959
1/31/99                     16815          18521          18223
4/30/99                     17380          18947          18946
7/31/99                     17051          18726          18596
10/31/99                    16407          18263          18211
1/31/00                     16887          18605          18663
4/30/00                     16050          18277          18388
7/31/00                     15775          18599          18429
10/31/00                    13896          17968          17629
1/31/01                     13959          18908          18057
4/30/01                     13013          18475          17284
7/31/01                     12625          18549          17056
10/31/01                    12108          17939          16287
1/31/02                     12479          18646          16800
4/30/02                     12271          19128          17005
7/31/02                     10720          16850          15366

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================


================================================================================

CALENDAR YEAR TOTAL RETURNS (%)

                                                         CLASS A SHARES
                                                         EXCLUDING SALES CHARGES

 1992     1993     1994    1995    1996   1997    1998   1999    2000    2001

18.34    18.40    -1.68   16.86   15.44  12.52   -5.10   2.08  -23.81   -3.59

================================================================================

The line chart above compares the performance of AIM High Yield Fund to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 7/31/92-7/31/02.

    It is important to understand the difference between your fund and an index. A market index such as the Lehman High Yield Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    An index of funds such as the Lipper High Yield Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.

    Unless otherwise noted, the fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charge.

    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart does not reflect taxes a shareholder would pay on redemption of fund shares. Index performance does not reflect the effects of taxes either.

      EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!


     VOTING BY TELEPHONE                                VOTING BY INTERNET                           VOTING BY MAIL

Follow these four easy steps:                  Follow these six easy steps:                    Follow these three easy steps:
1. Read the accompanying Proxy                 1. Read the accompanying Proxy                  1. Read the accompanying Proxy
   Statement and Proxy Card.                      Statement and Proxy Card.                       Statement and Proxy Card.
2. Call the toll-free number 1-866-274-2445.   2. Go to Web site www.aiminvestments.com.       2. Please mark, sign and date
3. Enter your 12-digit Control Number listed   3. Click on the MY ACCOUNT tab.                    your Proxy Card.
   on the Proxy Card.                          4. Click on the 2003 PROXY INFORMATION link.    3. Return the Proxy Card in the
4. Follow the recorded instructions.           5. Follow the instructions provided.               postage-paid envelope
                                               6. Enter your 12-digit Control Number listed       provided or return it to:
                                                  on the Proxy Card.                              Proxy Tabulator, P. O. Box 9122
                                                                                                  Hingham, MA 02043-9717


    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                         CONTROL NUMBER FOR TELEPHONE OR
                                INTERNET VOTING.

                  EACH PROXY CARD HAS ITS OWN CONTROL NUMBER.

                   **** CONTROL NUMBER: 999 999 999 999 ****


PROXY CARD                                                           PROXY CARD

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                             AIM HIGH YIELD FUND II
                (A PORTFOLIO OF AIM INVESTMENT SECURITIES FUNDS)

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 4, 2003

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders on June 4, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                  PROXY MUST BE SIGNED AND DATED BELOW.

                           Dated ___________________________ 2003


                           ____________________________________________________
                           Signature(s) (if held jointly)     (Sign in the Box)

                           NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                                                        AIM HY

Please fill in box as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

                                                                                   FOR     AGAINST   ABSTAIN

1. To approve an Agreement and Plan of Reorganization that provides for the        [ ]       [ ]       [ ]
combination of AIM High Yield Fund II and AIM High Yield Fund, each a portfolio of AIM Investment Securities Funds.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                          PLEASE SIGN ON REVERSE SIDE

                                                                          AIM HY